UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Soliciting Material Pursuant to Section 240.14a-12

Rezolute, Inc.

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REZOLUTE, INC.
NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS
May 26, 2021
3:00 p.m. Pacific Time
To the Stockholders of Rezolute, Inc.:
The Annual Meeting of the stockholders of Rezolute, Inc. (the “Annual Meeting”), a Delaware corporation, will be held via a virtual meeting on Wednesday, May 26, 2021 at 3:00 p.m. Pacific Time. You may virtually attend the Annual Meeting, vote and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/RZLT2021. The Annual Meeting will be held for the following purposes:
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To elect Young-Jin Kim, Nevan Charles Elam, Philippe Fauchet, Gil Labrucherie, Wladimir Hogenhuis and Nerissa Kreher to the Company’s Board of Directors (the “Board of Directors Proposal”).

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To ratify the appointment of Plante & Moran, PLLC as the Company’s independent registered public accountants for the fiscal year ending on June 30, 2021 (the “Accountant Proposal”).

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To adopt the 2021 Stock Incentive Plan (the “2021 Equity Plan Proposal”).

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To approve the reincorporation (the “Reincorporation”) of the Company from the State of Delaware to the State of Nevada (the “Reincorporation Proposal”).

(5)
To approve in connection with the Reincorporation, an increase in the Company’s authorized common stock as set forth in the Articles of Incorporation to take effect following the Reincorporation (the “Share Increase Proposal”).

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To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers, or NEOs, as disclosed in the Executive Compensation section of this Proxy Statement (the “Say-On-Pay Proposal”).

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To authorize an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the 2021 Equity Plan Proposal, the Reincorporation Proposal and/or the Share Increase Proposal (the “Adjournment Proposal”).

(8)
To transact such other business as may properly come before the meeting, or any postponements or adjournments thereof.

All stockholders of record at the close of business on April 21, 2021 are entitled to notice of and to vote at such meeting. The date on which we anticipate this Proxy Statement and the accompanying proxy will be first sent or given to stockholders will be on or about April 26, 2021.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on Wednesday, May 26, 2021.
Pursuant to the rules of the Securities and Exchange Commission (the “SEC”), the Company has elected to provide access to its proxy materials by sending you a full set of proxy materials, including this Notice, the accompanying Proxy Statement and Proxy Card.
All stockholders are cordially invited to virtually attend the Annual Meeting. If you virtually attend the meeting, you may withdraw your proxy and vote your shares at the meeting.

Your vote is extremely important. Whether or not you expect to virtually attend the Annual Meeting, please vote by mail, Internet or telephone as described in the enclosed proxy materials.
By order of the Board of Directors
/s/ Nevan Charles Elam Nevan Charles Elam
Chief Executive Officer, Director Redwood City, California

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2021 ANNUAL MEETING OF STOCKHOLDERS
to be held May 26, 2021
PROXY STATEMENT
GENERAL INFORMATION
The enclosed proxy is solicited by the Board of Directors (also referred to as the “Board” herein) of Rezolute, Inc., a Delaware corporation, which we refer to as the “Company,” “Rezolute,” “we,” “us,” or “our,” for use at the 2021 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), to be held on Wednesday, May 26, 2021 at 3:00 p.m. Pacific Time, via a virtual meeting, and at any postponement or adjournment thereof. You may virtually attend the Annual Meeting, vote and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/RZLT2021. If you plan to virtually attend the Annual Meeting, please follow the voting and registration instructions as outlined in this Proxy Statement.
All stockholders of record at the close of business on April 21, 2021 are entitled to notice of and to vote at such meeting. The date on which we anticipate that this Proxy Statement and the accompanying proxy will be first sent or given to stockholders will be on or about April 26, 2021.
All references herein to the number of shares of Common Stock and per share amounts have been retroactively adjusted to give effect to our previously announced 1 for 50 reverse stock split.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
The following questions and answers are intended to briefly address potential questions that our stockholders may have regarding this Proxy Statement and the Annual Meeting. They are also intended to provide our stockholders with certain information that is required to be provided under the rules and regulations of the SEC. These questions and answers may not address all of the questions that are important to you as a stockholder. If you have additional questions about the Proxy Statement or the Annual Meeting, please reach out to Broadridge below.
What is the purpose of the Annual Meeting?
At the Annual Meeting, our stockholders will be asked to consider and vote upon the matters described in this Proxy Statement and in the accompanying Notice, and any other matters that properly come before the Annual Meeting.
What is a proxy statement and what is a proxy?
A proxy statement is a document that we are required by law to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card.
Why did I receive these proxy materials?
We are providing these proxy materials in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Annual Meeting, and at any postponement or adjournment thereof. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. You are invited to attend the Annual Meeting virtually to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting virtually to vote your shares. Instead, you may vote your shares using one of the other voting methods described in this Proxy Statement.
How may I virtually attend the meeting?
The Annual Meeting will be conducted completely as a virtual meeting via the internet. Stockholders may attend the meeting virtually, vote their shares electronically during the meeting via the live audiocast, and may submit questions in advance of the meeting, by visiting www.proxyvote.com. We believe that holding our meeting completely online will enable greater participation and improved communication. Stockholders will need the control number included on their proxy card to enter the meeting and vote their shares at the meeting.
Can I vote my shares at the meeting?
If you are a stockholder of record of our Common Stock, you may vote your shares at the meeting by going to www.proxyvote.com and using your digit control number included on your proxy card. Even if you currently plan to attend the meeting virtually, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting. If you are a street name holder, you must vote your shares in the manner prescribed by your broker, bank, trust or other nominee.
How can I submit questions for the Annual Meeting?
You may submit questions prior to the meeting at www.proxyvote.com. Questions pertinent to matters to be acted upon at the Annual Meeting as well as appropriate questions regarding the business and operations of the company will be answered during the Annual Meeting, subject to time constraints. In the interests of time and efficiency, we reserve the right to group questions of a similar nature together to facilitate the question and answer portion of the meeting. We may not be able to answer all questions submitted in the allotted time.
How do I give a proxy to vote my shares?
If you are a stockholder of record of our Common Stock as of the Record Date, you can give a proxy to be voted at the Annual Meeting in any of the following ways:
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over the telephone by calling a toll-free number;

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electronically, via the internet; or

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by completing, signing and mailing the enclosed proxy card.

The telephone and internet procedures have been set up for your convenience. We encourage you to save corporate expense by submitting your vote by telephone or internet. The procedures have been designed to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been recorded properly. If you are a stockholder of record and you would like to submit your proxy by telephone or internet, please refer to the specific instructions provided on the enclosed proxy card. If you wish to submit your proxy by mail, please return your signed proxy card to us before the Annual Meeting.
What am I being asked to vote upon at the Annual Meeting?
At the Annual Meeting, you will be asked to:
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Vote on the election of Young-Jin Kim, Nevan Charles Elam, Philippe Fauchet, Gil Labrucherie, Wladimir Hogenhuis and Nerissa Kreher to the Company’s Board of Directors (the “Board of Directors Proposal”);

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Ratify the appointment of Plante & Moran, PLLC as the Company’s independent registered public accountants for the fiscal year ending June 30, 2021 (the “Accountant Proposal”);

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Adopt the 2021 Stock Incentive Plan (the “2021 Equity Plan Proposal”);

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Approve the change of domicile of the Company from the State of Delaware to the State of Nevada (the “Reincorporation Proposal”);

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Approve in connection with the Reincorporation, an increase in the Company’s authorized common stock as set forth in the Articles of Incorporation to take effect following the Reincorporation (the “Share Increase Proposal”);

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Approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers, or NEOs, as disclosed in the Executive Compensation of this Proxy Statement (the “Say-On-Pay Proposal”);

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Authorize an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the 2021 Equity Plan Proposal, the Reincorporation Proposal and/or the Share Increase Proposal (the “Adjournment Proposal”); and

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Act upon such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Does the Board of Directors recommend voting in favor of the proposals?
Yes. The Board of Directors unanimously recommends that you vote your shares:
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“FOR” each of the director nominees identified in the Board of Directors Proposal;

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“FOR” the Accountant Proposal;

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“FOR” the 2021 Equity Plan Proposal;

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“FOR” the Reincorporation Proposal;

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“FOR” the Share Increase Proposal;

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“FOR” the Say-On-Pay Proposal and

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“FOR” the Adjournment Proposal.

Only our “stockholders of record” at the close of business on April 26, 2021 (the “Record Date”) will be entitled to vote at the Annual Meeting. On the Record Date, there were 8,352,277 shares of our Common Stock outstanding and entitled to vote.
Beneficial Owners Held in Street Name
If, on the Record Date, your shares were held in an account at a bank, broker, dealer, or other nominee, then you are the “beneficial owner” of shares held in “street name” and this Proxy Statement is being forwarded to you by that nominee. The nominee holding your account is considered the “stockholder of record” for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your nominee on how to vote the shares in your account. You are also invited to virtually attend the Annual Meeting. However, since you are not the “stockholder of record,” you may not vote your shares virtually at the Annual Meeting unless you request and obtain a valid proxy from your nominee. Please contact your nominee directly for additional information.
Brokers, banks or other nominees holding shares of record for their respective customers generally are not entitled to vote on the election of directors unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a nominee who has not received instructions from its customers on a particular matter. As used herein, “broker non-vote” means the votes that could have been cast on the matter by nominees with respect to uninstructed shares if the nominees had received instructions. The effect of proxies marked “withheld” as to any director nominee or “abstain” as to any other proposal, and the effect of broker non-votes on each of the proposals, is discussed in each proposal below.
How many votes do I get?
Each share of Common Stock entitles the holder thereof to one vote on each matter to be voted upon. Dissenters’ rights are not applicable to any of the matters being voted upon.
What are the voting requirements to approve the proposals?
Each proxy that is properly completed, signed and returned to the Company prior to the Annual Meeting, and not revoked, will be voted in accordance with the instructions given in such proxy. Please see each proposal below for voting requirements applicable to each proposal.
What happens if I do not vote?
Please see each proposal below for the effect of not voting as well as the effect of withholdings, abstentions and broker non-votes.

What is the quorum requirement for the Annual Meeting?
The presence virtually via the Internet or by proxy of the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum.
For purposes of establishing a quorum, stockholders of record who are present at the Annual Meeting virtually via the Internet or by proxy and who abstain or withhold their vote, including brokers, dealers or other nominees holding shares of their respective customers of record who cause abstentions to be recorded at the Annual Meeting, are considered stockholders who are present and entitled to vote and count toward the quorum. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.
Could other matters be decided at the Annual Meeting?
As of the date this Proxy Statement went to press, the Board of Directors did not know of any matters which will be brought before the Annual Meeting other than those specifically set forth in the Notice hereof. However, if any other matter properly comes before the Annual Meeting, it is intended that the proxies, or their substitutes, will vote on such matters in accordance with the instructions given in such proxy.
How can stockholders nominate a candidate for election as a director?
Any stockholders desiring to submit a recommendation for consideration by the Board of a candidate that the stockholder believes is qualified to be a Board nominee at any upcoming stockholders meeting may do so by submitting that recommendation in writing to the Board not later than 120 days prior to the first anniversary of the date on which the proxy materials for the prior year’s Annual Meeting were first sent to stockholders. However, if the date of the upcoming Annual Meeting has been changed by more than 30 days from the date of the prior year’s meeting, the recommendation must be received within a reasonable time before the Company begins to print and mail its proxy materials for the upcoming Annual Meeting. In addition, the recommendation should be accompanied by the following information:
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the name and address of the nominating stockholder and of the person or persons being recommended for consideration as a candidate for Board membership;

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the number of shares of voting stock of the Company that are owned by the nominating stockholder, his or her recommended candidate and any other stockholders known by the nominating stockholder to be supporting the candidate’s nomination;

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a description of any arrangements or understandings, that relate to the election of directors of the Company, between the nominating stockholder, or any person that (directly or indirectly through one or more intermediaries) controls, or is controlled by, or is under common control with, such stockholder and any other person or persons (naming such other person or persons);

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such other information regarding each such recommended candidate as would be required to be included in a Proxy Statement filed pursuant to the proxy rules of the SEC; and

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the written consent of each such recommended candidate to be named as a nominee and, if nominated and elected, to serve as a director.

Can I change my vote after submitting my proxy?
Yes. You may revoke your proxy and change your vote at any time before your proxy is voted at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy and change your vote by submitting a later-dated proxy by telephone, internet or mail, or by voting at the meeting.
To request an additional proxy card, or if you have any questions about the Annual Meeting or how to vote or revoke your proxy, you should contact:
Broadridge Financial Solutions, Inc.
51 Mercedes Way, Edgewood, New York 11717
Call toll free: (855) 325-6676

Where can I find voting results of the Annual Meeting?
We will announce preliminary voting results with respect to each proposal at the Annual Meeting. In accordance with SEC rules, final voting results will be published in a Current Report on Form 8-K within four business days following the Annual Meeting, unless final results are not known at that time in which case preliminary voting results will be published within four business days of the Annual Meeting and final voting results will be published once they are known by the Company.
What is the deadline to submit stockholder proposals for the 2022 Annual Meeting?
Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders to be held following the closing of our fiscal year ending June 30, 2021 (the “2022 Annual Meeting of Stockholders”) must be received at the Company’s principal office no later than 120 days prior to the first anniversary of the date on which the proxy materials for the 2021 Annual Meeting were first sent to stockholders for inclusion in the Proxy Statement and form of proxy relating to that meeting. However, If the date of the 2022 Annual Meeting of Stockholders is changed by more than 30 days from the one-year anniversary of this year’s Annual Meeting of Stockholders pursuant to the rules and regulations of the SEC, the Company will publicly announce such revised Annual Meeting date and applicable deadlines for stockholder proposals for action or nomination once finally determined. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934 and the rules and regulations of the SEC.
Where can I find information about the Annual Report of the Company?
The Company will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the Annual Report of the Company on Form 10-K, for the fiscal year ended June 30, 2020, as such was filed with the SEC, including financial statements. Such report was filed with the SEC on October 13, 2020 and is available on the SEC’s website at www.sec.gov, as well as the Company’s website at www.rezolutebio.com.

PROPOSAL 1
ELECTION OF DIRECTORS
We currently have six directors serving on the Board of Directors (the “Board of Directors” or the “Board”) as set forth in the table below.
Name	Age	Position	Date Appointed
Young-Jin Kim	63	Chairman of the Board of Directors	February 10, 2019
Nevan Charles Elam	53	Chief Executive Officer, Director and Principal Financial Officer	January 31, 2013
Philippe Fauchet	63	Director	September 10, 2020
Gil Labrucherie	49	Director	November 20, 2019
Wladimir Hogenhuis	56	Director	March 2, 2021
Nerissa Kreher	48	Director	March 2, 2021
Each of our current directors has been nominated by the Board for re-election at the Annual Meeting. If elected, each nominee has consented to serve as a director and to hold office until the next annual stockholders’ meeting, until his successor is elected and shall have qualified, or until his earlier death, resignation, removal or disqualification. Mr. Kim and Mr. Elam are not “independent” as that term is defined in Section 5205(a) of Nasdaq listing rules.
When considering whether director nominees have the experience, qualifications, attributes and skills to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Board of Directors focuses primarily on the industry and transactional experience, and other background, in addition to any unique skills or attributes associated with a director.
Presented below is biographical information about each nominee as of the date of this Proxy Statement. The information presented includes the nominee’s principal occupation and business experience for the past five years, and the names of other publicly held companies of which he currently serves as a director or has served as a director during the past five years.
Young-Jin Kim. Mr. Kim serves as the Chairman of our Board. Mr. Kim is Chairman & CEO of Handok Inc. (“Handok”), one of the leading pharmaceutical companies in the Republic of Korea. Mr. Kim joined Handok in 1984 and spent two years between 1984 and 1986 working at Hoechst AG in Frankfurt, Germany. Between 1991 and 2005, he served as CEO of Roussel Korea, Hoechst Marion Roussel Korea and Aventis Pharma Korea and also appointed as the Country Manager of Hoechst AG and Aventis in Korea between 1996 and 2005. In 1996, he was appointed as CEO of Handok and has been also serving as Director of the Board of Genexine since 2015. Mr. Kim served as the Vice Chairman of the Korea Pharmaceutical Manufacturers Association from 1999 to 2007. Mr. Kim has been serving as President of Handok Jeseok Foundation since 2014 and as President of KDG (Korean-German Society) since 2010. He also served as Director of KGCCI (Korean-German Chamber of Commerce and Industry) from 2010 to 2016 and the 5th Chairman of KGCCI from 2015 to 2016. Mr. Kim received an MBA at the Kelley School of Business at Indiana University in 1984 and received the award of Distinguished Alumni Fellows from Indiana University. Mr. Kim completed Advanced Management Program at the Harvard Business School in 1996. We believe Mr. Kim’s experience working with pharmaceutical companies qualifies him to serve on the Board.
Nevan Charles Elam. Mr. Elam serves as our Chief Executive Officer and also currently serves as our principal financial officer. Prior to Mr. Elam’s service with Rezolute, he has served various leadership roles throughout his career including as Chief Executive Officer of a European medical device company, co-founder and Chief Financial Officer of a software company, as well as a Senior Vice President at Nektar Therapeutics. Earlier in his career, Mr. Elam was a corporate partner in the law firm of Wilson Sonsini Goodrich & Rosati. He serves as Director of Savara, Inc. and Softhale in Belgium. Mr. Elam received his Juris Doctorate from Harvard Law School and a Bachelor of Arts from Howard University. We believe that Mr. Elam’s experience advising pharmaceutical companies of their unique legal and regulatory obligations qualifies him to serve on the Board.
Philippe Fauchet. Mr. Fauchet serves as a member of our Board. Mr. Fauchet has spent more than 35 years in the pharmaceutical industry, most recently as the Chairman of GlaxoSmithKline K.K. from

April 2017 to February 2019. Mr. Fauchet joined GlaxoSmithKline K.K. as President & Representative Director in 2010. Previously, he served as Senior Vice President, Corporate Business Development Head of Sanofi-Aventis Group and a member of the Management Committee. Mr. Fauchet is an external director on the board of two Japanese biotech companies and a consultant for various life sciences companies. Alongside these industry roles, Philippe is currently an adjunct professor at the University of Tokyo, Graduate School of Medicine, Global Health Policy Department. Mr. Fauchet is a graduate of Hautes Etudes Commerciales in France and received a Bachelor of Law at Paris X University. He is an Honorary Officer of the Order of the British Empire (O.B.E.). We believe Mr. Fauchet’s experience in the pharmaceutical industry qualifies him to serve on the Board.
Gil Labrucherie. Mr. Labrucherie serves as a member of our Board. Mr. Labrucherie brings more than 20 years of senior leadership experience in finance, legal and corporate development to the Board. He has served as Chief Financial Officer of Nektar Therapeutics, a publicly traded development stage biopharmaceutical company, since 2016, and also has held the position of Chief Operating Officer since 2019. Prior to serving as Chief Operating Officer and Chief Financial Officer of Nektar, he was Senior Vice President, General Counsel and Secretary of Nektar from 2007 to 2016. Earlier in his career, Mr. Labrucherie was an executive at different organizations where he was responsible for global corporate alliance and mergers and acquisitions. Mr. Labrucherie began his career as an associate in the corporate practice of the law firm of Wilson Sonsini Goodrich & Rosati. Mr. Labrucherie received his J.D. from University of California Boalt Hall School of Law, where he was a member of the California Law Review and Order of the Coif, and received his B.A.,with highest honors from the University of California, Davis. Mr. Labrucherie is a member of the State Bar of California and is a Certified Management Accountant. We believe Mr. Labrucherie’s experience as the Chief Operating Officer and Chief Financial Officer of a public biotechnology company and his management background as an executive in different organizations qualify him to serve on the Board.
Wladimir Hogenhuis, M.D., MBA. Dr. Hogenhuis serves as a member of our Board. He recently served as Chief Operating Officer of Ultragenyx Pharmaceutical Inc. (NASDAQ: RARE) from September 2018 to January 2020 with responsibilities for global commercial operations, business development, and manufacturing of medicines for patients with rare diseases. Before that, Dr. Hogenhuis served as Senior Vice President and Global Franchise Head, Specialty Pharmaceuticals of GlaxoSmithKline Plc. (LSE/NYSE: GSK), from December 2012 to September 2018. From 1994 to 2012, he served in leadership positions at Merck in the U.S., China, and Europe, where he was responsible for managing the P&L of specialty and cardiovascular care medicines. He also served as a National Institutes of Health Fellow in Medical Decision Making at New England Medical Centre in Boston, and as a Naval Lieutenant Surgeon in the Royal Dutch Navy. Dr. Hogenhuis currently serves on the board of GATT Technologies B.V., a private company in the Netherlands developing novel surgical hemostats and sealants. He is also a board member of IHP Therapeutics, a private company based in San Francisco, developing a therapy for the treatment of COVID-19 slated to enter clinical development later this year. He previously served as a member of the Board of Directors of Vision 2020, a global initiative for the elimination of avoidable blindness, a joint programme of the World Health Organization and the International Agency for the Prevention of Blindness. Dr. Hogenhuis received a M.D. degree in Medicine Cum Laude from the University of Leiden in the Netherlands, and received an M.B.A. from the Wharton School of Business at The University of Pennsylvania, Philadelphia. We believe Dr. Hogenhuis’s experience in the pharmaceutical industry and his service on the board of directors of a range of private companies qualify him to serve on the Board.
Nerissa Kreher, M.D., M.S., MBA. Dr. Kreher serves as a member of our Board. She has served as Chief Medical Officer of Entrada Therapeutics, Inc. since December 2020. From February 2019 to October 2020, Dr. Kreher served as Chief Medical Officer at Tiburio Therapeutics, Inc., where she was responsible for clinical development, clinical operations, regulatory and patient advocacy. From October 2016 to December 2018, Dr. Kreher served as Chief Medical Officer at Avrobio, Inc., where she oversaw clinical and regulatory development strategy for the Company’s rare disease, ex vivo lentiviral gene therapy pipeline programs. From March 2015 to July 2016, Dr. Kreher served as Global Head (VP) of Clinical and Medical Affairs of Zafgen, Inc., where she was a strategic leader of a cross-functional team charged with creation of global development strategy for beloranib. Dr. Kreher is a board-certified pediatric endocrinologist and holds multiple degrees including her B.S. in biology from University of North Carolina at Chapel Hill, M.D. from East Carolina University, an M.S. in clinical research from Indiana University-Purdue University Indianapolis, and an MBA from Northeastern University Graduate School of Business Administration. We believe Dr. Kreher’s experience in the pharmaceutical industry and her service on the board of directors of a range of private and publicly held companies qualify her to serve on the Board.
Audit Committee
The Audit Committee was created in accordance with the rules and regulations of the SEC on August 21, 2017 and has operated under an Audit Committee Charter that is available on our website. The functions performed by our Audit Committee consist of selection of the firm of independent registered public accountants to be retained by us subject to stockholder ratification, periodic meetings with our independent registered public accountants to review our accounting policies and internal controls, review the scope and adequacy of the independent registered public accountants’ examination of our annual financial statements, and pre-approval of services rendered by our independent registered public accountants and pre-approval of all related-party transactions.
For the period from July 1, 2019 through November 20, 2019, the functions historically performed by our Audit Committee were performed by the entire Board of Directors since none of the members of our Board of Directors qualified for membership on the audit committee because they did not meet the definition of an “independent director” under Nasdaq Listing Rules. Effective November 20, 2019, Mr. Gil Labrucherie and Mr. Jung-Hee Lim became members of our Board of Directors and Audit Committee and Mr. Fauchet was appointed to the Audit Committee effective as of September 10, 2020. Effective December 21, 2020, Mr. Lim resigned as our Board of Director and Audit Committee member. Effective March 2, 2021, Dr. Hogenhuis was appointed to the Audit Committee. Mr. Labrucherie serves as the chairman of the audit committee and along with Mr. Fauchet and Dr. Hogenhuis are “independent directors” as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules. In addition, the Board determined that Mr. Gil Labrucherie and Dr. Hogenhuis are qualified as “audit committee financial experts” as such term is used in the rules and regulations of the SEC. Accordingly, the functions of our Audit Committee are now being performed by independent directors that serve as members of our Audit Committee.
For the fiscal year ended June 30, 2020, Mr. Labrucherie received compensation for his service as a member of our Board of Directors as discussed under the caption Non-Employee Director Compensation below.
Compensation Committee
The Compensation Committee was created on August 21, 2017 and has operated under a Compensation Committee Charter that is available on our website. From February 16, 2019 through November 20, 2019, Mr. Young-Jin Kim and Dr. Young Chul Sung served as the sole members of the Compensation Committee. Effective November 20, 2019, Mr. Gil Labrucherie and Mr. Jung-Hee Lim became members of the Compensation Committee. In September 2020, Mr. Fauchet was appointed as chairman of the Compensation Committee, and Mr. Kim and Dr. Sung resigned as members of the Compensation Committee. Effective December 21, 2020, Mr. Lim resigned as our Board of Director and Compensation Committee member. Effective March 2, 2021, Dr. Hogenhuis and Dr. Kreher were appointed to the Compensation Committee. Mr. Labrucherie, Mr. Fauchet, Dr. Hogenhuis and Dr. Kreher are each considered an “independent director” as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules. The Compensation Committee is responsible for establishing and administering our compensation arrangements for all executive officers.
The functions performed by our Compensation Committee provided for meetings no less frequently than annually (and more frequently as circumstances dictate) to discuss and determine executive officer and director compensation. The Compensation Committee has not retained the services of any compensation consultants. However, from time to time it utilizes compensation data from companies that the Compensation Committee deems to be competitive with us in connection with its annual review of executive compensation. The Compensation Committee has the power to form and delegate authority to subcommittees when appropriate, provided that such subcommittees are composed entirely of directors who would qualify for membership on the Compensation Committee pursuant to applicable Nasdaq Listing Rules. In the future, we expect to appoint additional members to our Board of Directors whereby the functions of the Compensation Committee will be performed exclusively by independent directors.
For the fiscal year ended June 30, 2020, no compensation was incurred for participation by the directors that served on the Compensation Committee.

Nominating and Governance Committee
The Nominating and Governance Committee was created on August 21, 2017 and has operated under a Nominating and Governance Committee Charter that is available on our website. The Nominating and Governance Committee was established in accordance with the rules and regulations of the SEC. The functions that were historically performed by our Nominating and Governance Committee have been performed by the entire Board of Directors since February 16, 2019. Given the overlap between the nominating and corporate governance function with the compensation function, the Company’s independent board members will serve as the members of the Nominating and Governance Committee. Although both the Compensation Committee and the Nominating and Governance Committee will remain separate committees, board membership on both committees will count as one for board compensation purposes.
Stockholders who wish to recommend nominees for consideration by the Nominating and Governance Committee must submit their nominations in writing to our Chairman of the Board of Directors. Submissions must include sufficient biographical information concerning the recommended individual for the Nominating and Governance Committee to consider, including age, five-year employment history with employer names and a description of the employer’s business, whether such individual can read and comprehend basic financial statements, and other board memberships (if any) held by the recommended individual. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Nominating and Governance Committee and to serve if elected by stockholders. The Nominating and Governance Committee may consider such stockholder recommendations when it evaluates and recommends nominees to the Board of Directors for submission to the stockholders at each Annual Meeting.
The Nominating and Governance Committee do not have a specific diversity policy, but consider diversity of race, ethnicity, gender, age, cultural background and professional experiences in evaluating candidates for Board membership. Diversity is important because a variety of points of view contribute to a more effective decision-making process.
For the fiscal year ended June 30, 2020, no compensation was incurred since there were no members of the Nominating and Governance Committee.
Scientific Advisory Board
We have established a Scientific Advisory Board (“SAB”). The members of the board are Adrian Vella, Quan Dong Nguyen, M.D., MSc, Robert B. Bhisitkul, M.D., PH.D. and Jerrold Olefsky, M.D.
Communications with the Board
Stockholders may communicate with the Board or any of the directors by sending written communications addressed to the Board of Directors generally, or to any director(s), to Rezolute, Inc., 201 Redwood Shores Parkway, Suite 315, Redwood City, CA 94065. All communications are compiled and forwarded to the Board or the individual director(s) accordingly.
Board’s Role in Risk Oversight
The Board of Directors as a whole has responsibility for risk oversight. The oversight responsibility of the Board is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks. This reporting is designed to focus on areas that include strategic, operational, financial and reporting, compensation, compliance and other risks. We also provided a single board observer seat in connection with a financing completed on October 9, 2020.
Non-Employee Director Compensation
We generally use a combination of cash and share-based incentive compensation to attract and retain qualified candidates to serve on our Board of Directors. Additionally, our directors are reimbursed for reasonable travel expenses incurred in attending meetings. In setting director compensation for the fiscal year ended June 30, 2020, due to our financial difficulties the members of our Board of Directors agreed to provide their services for no compensation. Presented below is a listing of the individuals that served as directors and the related Audit Committee, Compensation Committee and Nominating and Governance Committee appointments as of April 15, 2021 and June 30, 2020:

Director Name	April 15, 2021			June 30, 2020
	Audit	Compensation	Nominating and Governance	Audit	Compensation	Nominating and Governance
Gil Labrucherie(1)	X	X	X	X	X	X
Jung-Hee Lim(2)				X	X	X
Philippe Fauchet(3)	X	X	X
Young-Jin Kim(4)			X		X	X
Wladimir Hogenhuis(5)	X	X	X
Nerissa Kreher(6)		X	X
Young Chul Sung, Ph.D.(7)					X	X

(1)
Mr. Labrucherie was appointed to serve as a member of our Board of Directors, Compensation Committee, Nominating and Governance Committee and as chairman of our Audit Committee on November 20, 2019. As consideration for his service as a member of our Board of Directors and the related committees, Mr. Labrucherie was granted stock options for 8,000 shares exercisable at $14.50 per share. These stock options vest ratably over 36 months and had an estimated fair value of approximately $39,000 on the grant date. Mr. Labrucherie also earned a cash compensation of $9,500 as of March 2, 2021.

(2)
Mr. Lim was appointed to serve as a member of our Board of Directors, Audit Committee and Compensation Committee on November 20, 2019. He resigned as Board of Director and these committees on December 21, 2020. Mr. Lim did not receive any compensation for serving in these capacities.

(3)
Mr. Fauchet was appointed to serve as a member of our Board of Directors, Audit Committee, Nominating and Governance Committee and as chairman of our Compensation Committee on September 10, 2020. As consideration for his service as a member of our Board of Directors and the related committees, Mr. Fauchet was granted stock options for 8,000 shares exercisable at $24.05 per share. These stock options vest ratably over 36 months and had an estimated fair value of approximately $167,000 on the grant date. Mr. Fauchet also earned a cash compensation of $9,500 as of March 2, 2021.

(4)
Mr. Young-Jin Kim was appointed to serve as our Chairman of the Board of Directors on February 16, 2019. He was also a member of the Compensation Committee until he resigned from this committee in October 2020. Mr. Kim did not receive any compensation for serving in these capacities.

(5)
Dr. Hogenhuis was appointed to serve as a member of our Board of Directors, Audit Committee, Nominating and Governance Committee and Compensation Committee on March 2, 2021.

(6)
Dr. Kreher was appointed to serve as a member of our Board of Directors, Nominating and Governance Committee and Compensation Committee on March 2, 2021.

(7)
Dr. Young Chul Sung was appointed to serve as a member of our Board of Directors on February 16, 2019. He was also a member of the Compensation Committee until he resigned from this committee in September 2020. Dr. Sung did not receive any compensation for serving in these capacities.

Mr. Elam did not receive additional compensation for serving as a director. Please refer to the Executive Compensation section under the Say-on-Pay Proposal below for a description of Mr. Elam’s compensation.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth information with respect to the beneficial ownership of shares of our Common Stock by (i) each director, (ii) each Named Executive Officer, (iii) all directors and executive officers as a group, and (iv) each person who we know beneficially owns more than 5% of our Common Stock, in each case as of April 15, 2021 (the “Determination Date”), unless otherwise indicated below. Beneficial ownership is determined in accordance with the rules and regulations of the SEC and generally includes voting or investment power with respect to such securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire beneficial ownership of within 60 days after the Determination Date through the exercise of any warrant, stock option, or other right. Shares subject to beneficial ownership through the exercise of stock options and warrants are deemed to be outstanding and beneficially owned for the purpose of computing share and percentage ownership of that person or entity, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or entity. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown beneficially owned by them. This information is not necessarily indicative of beneficial ownership for any other purpose.
The number of shares beneficially owned and the percentage of shares beneficially owned are based on 8,352,277 shares of Common Stock issued and outstanding as of the Determination Date (after giving effect to the Reverse Stock Split). Unless otherwise indicated, the address of our principal stockholders, directors and officers is c/o Rezolute, Inc., 201 Redwood Shores Parkway, Suite 315, Redwood City, California 94065.
Name of Beneficial Owner	Position with Company	Beneficial Ownership	Percent of Class
Stockholders in excess of 5%
Handok, Inc.	Stockholder	2,015,491(1)	24.1%
Genexine, Inc.	Stockholder	1,826,019(2)	21.9%
Entities associated with Federated Hermes, Inc.	Stockholder	1,612,122(3)	18.4%
Entities associated with CDK Associates, LLC	Stockholder	530,388(4)	6.3%
Entities associated with Third Street Holdings, LLC	Stockholder	33,855(4)	0.4%
Armistice Capital Master Fund Ltd.	Stockholder	483,637(5)	5.7%
Directors and Executive Officers:
Young-Jin Kim	Chairman of the Board of Directors	2,015,491(6)	24.1%
Nevan Charles Elam	Chief Executive Officer and Director	289,205(7)	3.3%
Gil Labrucherie	Director	5,994(8)	*
Philippe Fauchet	Director	1,889(9)	*
Sankaram Mantripragada, Ph.D.	Scientist Emeritus	117,682(10)	1.4%
Brian Roberts	Senior Vice President of Clinical Development	41,244(11)	*
Directors and executive officers as a group (6 people)		2,471,505(12)	28.1%

(1)
Voting and investment authority over our shares of Common Stock owned of record by Handok, Inc. is held by the board of directors of Handok, Inc. The address of stockholder is 132, Tehern-Ro, Gangman Gu, Seoul, Republic of Korea.

(2)
Voting and investment authority over our shares of Common Stock owned of record by Genexine, Inc. is held by the board of directors of Genexine, Inc. The address of stockholder is 700 Daewangpangyo-ro, Korea Bio Park, Building B Seongnam-Si, 13488, Republic of Korea.

(3)
The shares set forth in the table consist of (i) 809,970 shares of common stock beneficially owned by Federated Hermes Kaufmann Fund, a portfolio of Federated Hermes Equity Funds, including 200,970 shares currently issuable upon the exercise of warrants at $19.50 per share; (ii) 779,194 shares of common stock beneficially owned by Federated Hermes Kaufmann Small Cap Fund, a portfolio of Federated Hermes Equity Funds, including 193,334 shares currently issuable upon the exercise of warrants at $19.50 per share; and (iii) 22,958 shares of common stock beneficially owned by Federated Hermes Kaufmann Fund II, a portfolio of Federated Hermes Insurance Series, including 5,696 shares currently issuable upon the exercise of warrants at $19.50 per share. These entities are collectively referred to as the “Funds” which are managed by Federated Equity Management Company of Pennsylvania and

subadvised by Federated Global Investment Management Corp., which are wholly owned subsidiaries of FII Holdings, Inc., which is a wholly owned subsidiary of Federated Hermes, Inc. (the “Parent”). All of the Parent’s outstanding voting stock is held in the Voting Shares Irrevocable Trust (the“Trust”) for which Thomas R. Donahue, Rhodora J. Donahue and J. Christopher Donahue act as trustees (collectively referred to as the “Trustees”). The Parent’s subsidiaries have the power to direct the vote and disposition of the securities held by the Funds. Each of the Parent, its subsidiaries, the Trust, and each of the Trustees expressly disclaim beneficial ownership of such securities. The address of the entities associated with Federated Hermes, Inc. is 4000 Ericsson Drive, Warrendale, PA 15086.
(4)
The number of shares consists of (i) 530,388 shares of common stock beneficially owned by CDK Associates, LLC (“CDK”), including 131,600 shares of common stock currently issuable upon the exercise of warrants at $19.50 per share, and (ii) 33,855 shares of common stock beneficially owned by Third Street Holdings, LLC (“Third Street”), including 8,400 shares of common stock currently issuable upon exercise of warrants at $19.50 per share. CDK is managed by Caxton Corporation, which is wholly-owned by Bruce Kovner. Accordingly, Bruce Kovner has voting and dispositive control over the securities held by CDK. Third Street is managed by Caxton Alternative Management LP, whereby Peter P. D’Angelo has voting and dispositive control over the securities held by Third Street. In connection with a financing completed on October 9, 2020, CDK and Third Street were provided with a single board observer seat. The address of CDK and Third Street is 731 Alexander Road, Building 2, Suite 500, Princeton, NJ 08540.

(5)
Includes 120,000 shares of our Common Stock currently issuable upon exercise of warrants at $19.50 per share. The address of stockholder is 510 Madison Avenue, 7th Floor, New York, NY 11576.

(6)
Consists of 2,015,491 shares of our Common Stock that are owned of record by Handok, Inc. As Chairman and CEO of Handok, Inc., Mr. Kim has shared investment and voting authority over these shares.

(7)
Consists of (i) 2,817 shares of our Common Stock, (ii) currently exercisable warrants for 2,817 shares of our Common Stock, and (iii) 283,571 shares of our Common Stock issuable upon exercise of stock options that are exercisable within 60 days of the Determination Date.

(8)
Consists of (i) 941 shares of our Common Stock owned by a trust controlled by Mr. Labrucherie, (ii) currently exercisable warrants for 941 shares of our Common Stock owned by a trust controlled by Mr. Labrucherie, and (iii) 4,112 shares of our Common Stock issuable upon exercise of stock options that are exercisable within 60 days of the Determination Date.

(9)
Consists of (i) 1,889 shares of our Common Stock issuable upon exercise of stock options that are exercisable within 60 days of the Determination Date.

(10)
Consists of (i) 20,000 shares of our Common Stock and (ii) 97,682 shares of our Common Stock issuable upon exercise of stock options that are exercisable within 60 days of the Determination Date.

(11)
Consists of shares of our Common Stock issuable upon exercise of stock options that are exercisable within 60 days of the Determination Date.

(12)
Consists of (i) 2,039,249 shares of our Common Stock that are either owned or beneficially owned by our directors and officers as discussed above, (ii) warrants for 941 shares of our Common Stock owned by a trust controlled by Mr. Labrucherie,and (iii) an aggregate of 431,315 shares of our Common Stock issuable upon exercise of stock options and warrants that are exercisable within 60 days of the Determination Date.

*
Less than 1%.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our Common Stock, to file reports regarding ownership of, and transactions in, our securities with the SEC and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the fiscal year ended June 30, 2020, all filing requirements applicable to its executive officers, directors and ten percent beneficial owners were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE.
Transactions with Related Persons
Exercise of Call Option
In January 2019, we announced and closed on a $25.0 million private placement with Handok, Inc. and Genexine, Inc., two publicly traded South Korean-based pharmaceutical companies (collectively referred to as “H&G”). H&G acquired shares of our Series AA Preferred Stock that converted in April 2019 into an aggregate of approximately 2.3 million shares of our Common Stock at a conversion price of $11.00 per share. We also provided an option for H&G to purchase up to an aggregate of $20.0 million of shares of our Common Stock prior to December 31, 2020, at a price per common share equal to the greater of $14.50 or 75% of the volume weighted average closing price of our Common Stock over 30 consecutive trading days prior to the exercise of the option to purchase. In July 2019, we requested that H&G provide such funding as part of a larger private placement. On July 23, 2019, H&G agreed to purchase an aggregate of approximately 1.4 million shares of our Common Stock for $14.50 per share which resulted in gross proceeds of $20.0 million. As of June 30, 2020, H&G have each purchased an aggregate of approximately 1.8 million shares of our Common Stock resulting in ownership of approximately 31% each. A change in control of Rezolute occurred since H&G collectively own approximately 62% of our Common Stock.
Master Services Agreement
Effective July 1, 2019, we entered into a Master Services Agreement (“MSA”) with H&G whereby we agreed to assist H&G in an evaluation of their long acting growth hormone program referred to as GX-H9. For the years ended June 30, 2020, we charged H&G for employee services of $103,000 and reimbursable expenses incurred with unrelated parties of $144,000, for a total of approximately $247,000. H&G paid all amounts billed under the MSA by December 2019.
Review, Approval or Ratification of Transactions with Related Persons
We rely on our Board to review related party transactions on an ongoing basis to prevent conflicts of interest. Our Board reviews a transaction in light of the affiliations of the director, officer or employee and the affiliations of such person’s immediate family. Transactions are presented to our Board for approval before they are entered into or, if this is not possible, for ratification after the transaction has occurred. If our Board finds that a conflict of interest exists, then it will determine the appropriate remedial action, if any. Our Board approves or ratifies a transaction if it determines that the transaction is consistent with the best interests of the Company.
Director Independence
Because our Common Stock is currently listed on the Nasdaq Capital Market, we have used the definition of “independence” as defined under the rules of the Nasdaq Stock Market to determine whether our current directors or our new directors are independent. We have determined that as of June 30, 2020, Mr. Lim and Mr. Labrucherie were independent directors as defined by Nasdaq Rule 5605(a)(2), and for purposes of Section 16 of the Exchange Act. Nasdaq Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the Company or any other individual having a relationship which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. As of September 10, 2020, Mr. Fauchet joined the Board and we have determined he is also an independent director. As of March 2, 2021, Dr. Hogenhuis and Dr. Kreher joined the Board and we have determined they are also independent directors.
The Nasdaq listing rules provide that a director cannot be considered independent if:
•
the director is, or at any time during the past three years was, an employee of the Company;

•
the director or a family member of the director accepted any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

•
a family member of the director is, or at any time during the past three years was, an executive officer of the Company;

•
the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the Company made, or from which the Company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

•
the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the Company served on the compensation committee of such other entity; or

•
the director or a family member of the director is a current partner of the Company’s outside auditor, or at any time during the past three years was a partner or employee of the Company’s outside auditor, and who worked on the Company’s audit.

Vote Required
Directors are elected by a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named above. If you do not vote for a particular nominee, or if you withhold authority for one or all nominees, your vote will not count either “for” or “against” the nominee, although it will be counted for purposes of determining whether there is a quorum. Broker non-votes will have the same effect as votes “AGAINST” this proposal. If any director-nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which would have otherwise been voted for that director nominee may be voted for a substitute director nominee selected by our Board of Directors.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE ABOVE-IDENTIFIED DIRECTOR-NOMINEES.

PROPOSAL 2
ACCOUNTANT PROPOSAL
Our Board of Directors has appointed the firm Plante & Moran, PLLC (“Plante & Moran”), Denver, Colorado, to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2021. While our Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm, our Board is requesting that the stockholders ratify this appointment. If the stockholders ratify this appointment, our Board, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it believes that doing so would be in the best interests of our stockholders. If the stockholders do not ratify this appointment, our Board may reconsider, but might not change, its appointment.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
The aggregate fees billed by Plante & Moran for professional services rendered to us for the years ended June 30, 2020 and 2019 are set forth in the table below.
	2020		2019
	Amount	Percent	Amount	Percent
Audit fees	$142,000	92%	$142,035	100%
Audit-related fees	—	—	—	—
Tax fees	12,000	8%	—	—
All other fees	—	—	—	—
Total	$154,000	100%	$142,035	100%
Pre-Approval Policy
Our Audit Committee endeavors to approve in advance all services provided by our independent registered public accounting firm. All services provided by of our independent registered public accounting firm for the fiscal years ended June 30, 2020 and 2019 were pre-approved by the Audit Committee or the Board of Directors.
REPORT OF THE AUDIT COMMITTEE
The Audit Committee has reviewed and discussed Rezolute’s audited financial statements for fiscal years ended June 30, 2020 and June 30, 2019 with Rezolute’s management.
The Audit Committee has discussed with Rezolute’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. l, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.
In addition, the Board of Directors received the written disclosures and the letter from the Company’s independent auditors required by applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent auditors its independence from the Company and its management.
Based on such review and discussions, the Board of Directors approved the audited financial statements that are included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2020 for filing with the SEC.
Respectfully submitted,
Mr. Labrucherie, Chairman
Mr. Fauchet
Mr. Lim

Vote Required
The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the appointment of Plante & Moran as the Company’s independent registered public accounting firm for fiscal 2021. Brokers have discretion to vote uninstructed shares with respect to this proposal. Accordingly, broker non-votes will not occur with respect to this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF PLANTE & MORAN AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2021.

PROPOSAL 3
2021 EQUITY PLAN PROPOSAL
Background and Purpose
On March 31, 2021, our Board adopted, subject to stockholder approval, the Rezolute, Inc. 2021 Stock Incentive Plan (the “2021 Equity Plan”). The purpose of the 2021 Equity Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, directors, consultants and independent contractors capable of assuring the future success of the Company, by providing such persons with opportunities for stock ownership in the Company and to offer such persons incentives to put forth maximum effort for the success of the Company’s business. The 2021 Equity Plan, if approved by the stockholders, will be our go forward equity plan but will not replace the existing equity incentive plans (collectively, the “Legacy Plans”), including the 2014 Stock and Incentive Plan (the “2014 Plan”), the 2015 Non-Qualified Stock Option Plan (the “2015 Plan”), the 2016 Non-Qualified Stock Option Plan, as amended (the “2016 Plan”), and the 2019 Non-Qualified Stock Option Plan (the “2019 Equity Plan”). Accordingly, currently outstanding stock options under each of the Legacy Plans for an aggregated of approximately 949,000 shares and these shares will be governed by their own respective equity plans.
The Compensation Committee (for purposes of this summary, the “Committee”) will administer the 2021 Equity Plan. The following discussion and summary of the material terms of the 2021 Equity Plan is qualified in its entirety by reference to the full text of the 2021 Equity Plan which is set forth in Appendix B to this proxy statement.
Key Features of the 2021 Equity Plan
The following features of the 2021 Equity Plan reflect equity incentive plan “best practices” intended to protect the interests of our stockholders:
•
Limit on Shares Available for Awards.   Under the 2021 Equity Plan, the aggregate number of shares of the Company’s Common Stock that may be issued is 1,200,000 shares. We currently have approximately 43,000 shares authorized for future grants under the 2016 Plan and no shares authorized for future grants under the other Legacy Plans. The currently authorized shares available for grants under the 2016 Plan will no longer be available for future grants and will not be added to the shares available under the 2021 Equity Plan.

•
Individual Limits on Shares Issued.   The aggregate number of shares of the Company’s Common Stock that may be issued in a calendar year under the 2021 Equity Plan to an individual director, employee or officer if any, will determined by the Committee in consultation with the Chief Executive Officer.

•
No Evergreen Provision.   The 2021 Equity Plan does not contain an “evergreen” provision.

•
No Liberal Share “Recycling.”   The 2021 Equity Plan provides that any shares (i) surrendered to pay the exercise price of an option, (ii) withheld by the Company or tendered to satisfy tax withholding obligations with respect to any award, (iii) covered by a stock settled stock appreciation right not issued in connection with settlement upon exercise, or (iv) repurchased by the Company using option proceeds will not be added back (“recycled”) to the 2021 Equity Plan.

•
No Granting of Discounted Stock Options or Stock Appreciation Rights.   Stock options and stock appreciation rights (“SARs”) must have an exercise price equal to or greater than the fair market value of our Common Stock on the date of grant (unless such award is granted in substitution for a stock option or SAR previously granted by an entity that is acquired by or merged with us).

•
No Repricing of Stock Options or SARs.   The 2021 Equity Plan prohibits the repricing of stock options and SARs (including a prohibition on the repurchase of “underwater” stock options or stock appreciation rights for cash or other securities) without stockholder approval.

•
No Liberal Change-in-Control.   The 2021 Equity Plan prohibits any award agreement from having a change-in-control provision that has the effect of accelerating the exercisability of any award or the lapse of restrictions relating to any award upon only the announcement or stockholder approval (rather than the consummation of) a change-in-control transaction.

•
No Dividends or Dividend Equivalents Paid on Unvested Awards.   The 2021 Equity Plan prohibits the payment of dividends or dividend equivalents on awards until those awards are earned and vested. In addition, the 2021 Equity Plan prohibits the granting of dividend equivalents with respect to stock options, SARs or an award the value of which is based solely on an increase in the value of the Company’s shares after the grant of the award.

•
Awards Subject to Forfeiture or Clawback.   Awards under the 2021 Equity Plan will be subject to any Company recovery or clawback policy, as well as any other forfeiture and penalty conditions determined by the Committee.

•
Independent Committee Administration.   The 2021 Equity Plan will be administered by the Compensation Committee of the Board of Directors, which will be comprised entirely of independent directors.

The Committee expects that the number of shares available, if approved by our stockholders, will satisfy equity compensation needs for several years based on historical grant practices.
Determination of Number of Shares for the 2021 Equity Plan
In setting the number of shares authorized under the 2021 Equity Plan for which stockholder approval is being sought, the Committee and the Board considered, among other factors, the historical amounts of equity awards granted by the Company and the potential future grants over the next several years.
New Plan Benefits
The number and types of new awards that will be granted under the 2021 Equity Plan in the future are not determinable at this time, as the Committee will make these determinations in its discretion, subject to the terms of the 2021 Equity Plan.
Description of 2021 Equity Plan
Administration.   The Committee will administer the 2021 Equity Plan and will have full power and authority to determine when and to whom awards will be granted, and the type, amount and other terms and conditions of each award, consistent with the provisions of the 2021 Equity Plan. Subject to the provisions of the 2021 Equity Plan, the Committee may amend the terms of, or accelerate the exercisability of, an outstanding award. The Committee will have authority to interpret the 2021 Equity Plan and establish rules and regulations for the administration of the 2021 Equity Plan.
The Committee may delegate its powers under the 2021 Equity Plan to the Chief Executive Officer and/or one or more executive officers, subject to the requirements of applicable law and exchange requirements. However, such delegated officers will not be permitted to grant awards to any members of the Board or executive officers who are subject to Section 16 of the Exchange Act.
Eligibility.   Any employee, officer, director, consultant or independent contractor providing services to Rezolute, Inc. or an affiliate, or any person to whom an offer of employment or engagement has been made, and who is selected by the Committee to participate, is eligible to receive an award under the 2021 Equity Plan. The number of persons eligible to participate as of April 21, 2021 (the record date for the meeting), had the 2021 Equity Plan been in effect, is estimated to be approximately 25 employees, officers and consultants as a class. Historically, the Committee has not granted awards to more than approximately 25 employees in any single fiscal year.
Shares Available for Awards.   The aggregate number of shares that may be issued under all stock-based awards made under the 2021 Equity Plan will be 1,200,000 shares. If awards issued under the 2021 Equity Plan expire or otherwise terminate without being exercised or settled, the shares of Common Stock not acquired pursuant to such awards again become available for issuance under the 2021 Equity Plan. However, under the share counting provisions of the 2021 Equity Plan, the following classifications of shares will not again be available for issuance: (i) shares unissued due to a “net exercise” of a stock option, (ii) any shares withheld or shares tendered to satisfy tax withholding obligations under any award, (iii) shares covered by a SAR that is not settled in shares upon exercise and (iv) shares repurchased using stock option exercise proceeds.

The Committee can adjust the number of shares and share limits described above in the case of a stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-off, repurchase or exchange of shares, or other similar corporate transaction where such an adjustment is necessary to prevent dilution or enlargement of the benefits available under the 2021 Equity Plan. Any adjustment determination made by the Committee shall be final, binding and conclusive.
Type of Awards and Terms and Conditions.   The 2021 Equity Plan provides that the Committee may grant awards to eligible participants in any of the following forms, subject to such terms, conditions and provisions as the Committee may determine to be necessary or desirable:
•
stock options, including both incentive stock options (“ISOs”) and non-qualified stock options (together with ISOs, “options”);

•
stock appreciation rights (“SARs”);

•
restricted stock;

•
restricted stock units;

•
dividend equivalent rights; and

•
other stock-based awards.

The Committee will have the right to make the timing of the grant and/or the issuance, ability to retain, vesting, exercise and/or settlement of awards subject to completion of a minimum period of service, achievement of one or more performance goals or both as deemed appropriate by the Committee; provided, that a maximum of five percent of the aggregate number of shares available for issuance under the 2021 Equity Plan may be issued with the terms providing for a right of exercise or a lapse on any vesting condition earlier than a date that is at least one year following the date of grant (or, in the case of vesting based upon performance-based objectives, exercise and vesting restrictions cannot lapse earlier than the one-year anniversary, measured from the commencement of the period over which performance is evaluated).
1.
Options and SARs.   The holder of an option is entitled to purchase a number of shares of our Common Stock at a specified exercise price during a specified time period, all as determined by the Committee. The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date) of a specified number of shares of our Common Stock over the grant price of the SAR. Except for the exercise price of the option, we would receive no consideration for options or SARs granted under the 2021 Equity Plan, other than the services rendered by the holder in his or her capacity as an employee, officer, director, consultant or independent contractor of the Company.

Exercise Price.   The exercise price per share of an option or SAR will in no event be less than 100% of the fair market value per share of our Common Stock underlying the award on the date of grant, unless such award is granted in substitution for an option or SAR previously granted by a merged or acquired entity. Without the approval of stockholders, we will not amend or replace previously granted options or SARs in a transaction that constitutes a “repricing” as defined in the 2021 Equity Plan.
Vesting.   The Committee has the discretion to determine when and under what circumstances an option or SAR will vest, subject to minimum vesting provisions described above.
Exercise.   The Committee has the discretion to determine the method or methods by which an option or SAR may be exercised, which methods may include a net exercise. The Committee is not authorized under the 2021 Equity Plan to accept a promissory note as consideration.
Expiration.   Options and SARs will expire at such time as the Committee determines; provided, however, that no option or SAR may be exercised more than ten years from the date of grant. Furthermore, notwithstanding the foregoing, in the case of an ISO granted to a 10% stockholder, the option may not be exercised more than five years from the date of grant.
2.
Restricted Stock and Restricted Stock Units.   The holder of restricted stock will own shares of our Common Stock subject to restrictions imposed by the Committee for a specified time period determined by the Committee. The holder of restricted stock units will have the right, subject to restrictions imposed by the Committee, to receive shares of our Common Stock at some future date determined by the

Committee. The grant, issuance, retention, vesting and/or settlement of restricted stock and restricted stock units will occur at such times and in such installments as are determined by the Committee, subject to the minimum vesting provisions described above.
3.
Dividend Equivalents.   The holder of a dividend equivalent will be entitled to receive payments (in cash or shares of our Common Stock) equivalent to the amount of cash dividends paid by the Company to stockholders with respect to the number of shares determined by the Committee. Dividend equivalents will be subject to other terms and conditions determined by the Committee, but the Committee may not (i) grant dividend equivalents in connection with options or SARs or (ii) pay a dividend equivalent with respect to a share underlying an award prior to the date on which all conditions or restrictions on such share have been satisfied or lapsed.

4.
Other Stock-Based Awards.   The Committee is also authorized to grant other types of awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of our Common Stock, subject to terms and conditions determined by the Committee and the limitations in the 2021 Equity Plan. No such stock-based awards will contain a purchase right or an option-like exercise feature.

Termination and Amendment.   Assuming stockholders approve this Proposal 3, the 2021 Equity Plan has a term of ten years expiring on May 31, 2031, unless terminated earlier by the Board. The Board may from time to time amend, suspend or terminate the 2021 Equity Plan. No amendment or modification of the 2021 Equity Plan may be made that would adversely affect any outstanding award without the consent of the participant or the current holder of the award (except in the case of a corporate transaction as described below). Amendments to the 2021 Equity Plan must be approved by the stockholders, if required under the listing requirements of the Nasdaq Capital Market or any other securities exchange applicable to the Company, or if the amendment would (i) increase the number of shares authorized under the 2021 Equity Plan, (ii) permit a repricing of options or SARs, (iii) permit the award of options or SARs with an exercise price less than 100% of the fair market value of a share on the date of grant, (iv) increase the maximum term of options or SARs, or (v) increase the annual per-person share limits under the 2021 Equity Plan.
Effect of Corporate Transaction.   Awards under the 2021 Equity Plan are generally subject to special provisions upon the occurrence of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of shares, or any other similar corporate transaction or event involving the Company. In the event of such a corporate transaction, the Committee or the Board may provide for any of the following to be effective upon the occurrence of the event (or effective immediately prior to the consummation of such event, provided the event is consummated):
•
termination of any award, whether vested or not, in exchange for an amount of cash and/or other property equal to the amount that would have been attained upon exercise of the award or the realization of the participant’s rights under the award. Awards may be terminated without payment if the Committee or Board determines that no amount is realizable under the award as of the time of the transaction;

•
replacement of any award with other rights or property selected by the Committee or the Board, in its sole discretion;

•
the assumption of any award by the successor or survivor entity (or its parent or subsidiary) or the arrangement for the substitution for similar awards covering the stock of such successor entity with appropriate adjustments as to the number and kind of shares and prices;

•
require that any award shall become exercisable or payable or fully vested, notwithstanding anything to the contrary in the applicable award agreement; or

•
require that the award cannot vest, be exercised or become payable until after a future date, which may be the effective date of the corporate transaction.

Limited Transferability of Awards.   Generally, no award or other right or interest of a participant under the 2021 Equity Plan (other than fully vested and unrestricted shares issued pursuant to an award) shall be transferable by a participant other than by will or by the laws of descent and distribution, and no right or award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance shall be void and unenforceable against the Company or any affiliates. However, the Committee may allow transfer of an award to family members for no value, and such transfer shall comply with the General Instructions to Form S-8 under the Securities Act of 1933, as amended. The Committee may establish procedures to allow a named beneficiary to exercise the rights of the participant and receive any property distributable with respect to any award upon the participant’s death.
Federal Income Tax Consequences
Grant of Options and SARs.   The grant of a stock option or SAR is not expected to result in any taxable income to the recipient.
Exercise of Options and SARs.   Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of the Company’s Common Stock acquired on the date of exercise over the exercise price, and we generally will be entitled at that time to an income tax deduction for the same amount. The holder of an ISO generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of our Common Stock received are taxable to the recipient as ordinary income and generally are deductible by us.
Disposition of Shares Acquired Upon Exercise of Options and SARs.   The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an ISO or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under an option or SAR, except that the Company may be entitled to an income tax deduction in the case of the disposition of shares acquired under an ISO, if the disposition occurs before the applicable ISO holding periods set forth in the Internal Revenue Code have been satisfied.
Awards Other than Options and SARs.   If an award is payable in shares of our Common Stock that are subject to substantial risk of forfeiture, unless a special election is made by the holder of the award under the Internal Revenue Code, the holder must recognize ordinary income equal to the excess of: (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount. As to other awards granted under the 2021 Equity Plan that are payable either in cash or shares of our Common Stock not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to: (a) the amount of cash received or, as applicable, (b) the excess of (i) the fair market value of the shares received (determined as of the date such shares are received) over (ii) the amount (if any) paid for the shares by the holder of the award.
Income Tax Deduction.   Subject to the usual rules concerning reasonable compensation, including our obligation to withhold or otherwise collect certain income and payroll taxes, we generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2021 Equity Plan. However, Section 162(m) of the Code prohibits publicly held corporations from deducting more than $1 million per year in compensation paid to certain named executive officers. The Tax Cuts and Jobs Act (the “Act”), which was signed into law at the end of 2017, made significant changes to the deduction limit under Section 162(m), which are effective for taxable years beginning on and after January 1, 2018. The Act eliminated the exception to the deduction limit for qualified performance-based compensation and broadens the application of the deduction limit to certain current and former executive officers who previously were exempt from such limit. Therefore, compensation paid to a covered executive under the 2021 Equity Plan in excess of $1 million generally will not be deductible.
Special Rules for Executive Officers Subject to Section 16 of the Exchange Act.   Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Internal Revenue Code, shares received through the exercise or settlement of an award may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of our income tax deduction will be determined as of the end of that period.

Section 409A of the Internal Revenue Code.   The Committee intends to administer and interpret the 2021 Equity Plan and all award agreements in a manner consistent to satisfy the requirements of Section 409A of the Internal Revenue Code to avoid any adverse tax results thereunder to a holder of an award.
EQUITY COMPENSATION PLAN INFORMATION
The following table displays equity compensation plan information as of April 15, 2021 and June 30, 2020:
		As of April 15, 2021			As of June 30, 2020
	Plan Termination Date	Shares to be Issued Upon Exercise of Outstanding Options:		Securities Available For Future Issuance	Shares to be Issued Upon Exercise of Outstanding Options:		Securities Available For Future Issuance
		Number of Shares	Weighted Average Exercise Price		Number of Shares	Weighted Average Exercise Price
Equity compensation plans approved by security holders:
2014 Stock and Incentive Plan	March 21, 2019	3,099	$120.43	—	43,708	$153.47	—
2015 Non-Qualified Stock Option Plan	February 23, 2020	87,700	59.85	—	95,100	55.19	—
2016 Non-Qualified Stock Option Plan	October 31, 2021	483,550	30.74	76,450	524,300	29.63	35,700
Equity compensation plans not approved by security holders:
2019 Non Qualified Stock Option Plan	July 31, 2029	300,000	14.50	—	300,000	14.50	—
Total		874,349	28.41	76,450	963,108	33.06	35,700
Vote Required and Recommendation
The affirmative vote of the majority of the shares of our Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required for the approval of the 2021 Equity Plan.
THE BOARD OF DIRECTORS RECOMMEND THAT YOU VOTE “FOR” THE 2021 EQUITY PLAN PROPOSAL.

PROPOSAL 4
REINCORPORATION PROPOSAL
The Board has approved, subject to stockholder approval, and is asking stockholders to approve the reincorporation of the Company from the State of Delaware to the State of Nevada. To accomplish the reincorporation the board has unanimously adopted an Agreement and Plan of Merger pursuant to which the Company (sometimes referred to as “Rezolute-Delaware”) will merge with and into its newly formed, wholly owned subsidiary, Rezolute Nevada Merger Company, a Nevada corporation (“Rezolute-Nevada”), resulting in reincorporation from the State of Delaware to the State of Nevada (the “Reincorporation”). The Agreement and Plan of Merger is attached hereto as Appendix C and should be read in its entirety.
The Reincorporation will become effective upon the filing of the requisite merger documents in Nevada and Delaware, which filings are expected to occur as promptly as practicable after the requisite stockholder approval is obtained. A copy of the proposed Articles of Incorporation and bylaws for Rezolute-Nevada are attached hereto as Appendix D and Appendix E, respectively.
Purpose of the Reincorporation
The primary purpose of the Reincorporation is to reduce the Company’s future tax burden, in particular franchise taxes. In Delaware, the amount of such tax payments is determined based, in part, on the total number of shares of stock the Company is authorized to issue and the number of shares of stock outstanding. The Company’s current capital structure requires it to maintain a large number of authorized but unissued shares of Common Stock, which results in higher franchise taxes in Delaware. For example, we estimate that we will be required to pay approximately $200,000 annually in Delaware franchise taxes. This amount is prohibitive and not in the interests of the Company’s stockholders. Nevada does not have a franchise tax and the annual fees are not material. Thus, effecting the Reincorporation should result in significant cash savings for the Company. Therefore, the Board believes that it is in the best interest for the Company to reincorporate in the State of Nevada from our present domicile of Delaware. See “Significant Differences between the Corporate Laws of Delaware and Nevada.”
Effects of the Reincorporation
Implementing the Reincorporation will have, among other things, the following effects:
•
each share of the Company’s Common Stock issued and outstanding immediately prior to the effective time of the Reincorporation will be converted into the right to receive one share of common stock of Rezolute-Nevada, and each outstanding share of common stock of Rezolute-Nevada held by the Company shall be retired and canceled and shall resume the status of authorized and unissued common stock;

•
each share of the Company’s preferred stock issued and outstanding immediately prior to the effective time of the Reincorporation will be converted into the right to receive one share of the corresponding series of preferred stock of Rezolute-Nevada;

•
each outstanding option to purchase common stock will automatically be assumed by Rezolute-Nevada and will represent an option or right to acquire shares of common stock of Rezolute-Nevada on the basis of one share of the Company’s common stock for each one share of common stock of Rezolute-Nevada and the exercise price will remain unchanged, in each case subject to customary adjustments. Each outstanding warrant to purchase common stock will similarly automatically be assumed and converted into a warrant to purchase shares of common stock of Rezolute-Nevada;

•
each certificate representing issued and outstanding shares of Company common stock will represent the same number of shares of common stock of Rezolute-Nevada;

•
the persons presently serving as our executive officers and directors will continue to serve in such respective capacity following the effective time of the Reincorporation;

•
Articles of Incorporation will be adopted under the laws of the State of Nevada in the form attached hereto as Appendix D; and

•
new Bylaws will be adopted under the laws of the State of Nevada in the form attached hereto as Appendix E.

Our common stock is currently quoted on the NASDAQ Capital Market under the trading symbol “RZLT.” We believe that following the effective date of the Reincorporation, our common stock will continue to be quoted on the NASDAQ Capital Market.
The Reincorporation will not result in any change in the corporate name, business, management, fiscal year, accounting, location of the principal executive offices, assets or liabilities of our Company.
Stockholders should note that approval of the Reincorporation described in this would also constitute approval of the assumption by Rezolute-Nevada of the Company’s options and other rights to purchase capital stock. Stockholder approval would also constitute approval of the assumption by Rezolute-Nevada of the Company’s 2021 Equity Incentive Plan. The Company’s other employee benefit arrangements would also be continued by Rezolute-Nevada upon the terms and subject to the conditions in effect prior to the effective time of the Reincorporation.
The Board has the authority to abandon the Reincorporation even after approval by the stockholders.
Potential Disadvantages of Reincorporation
A potential disadvantage of reincorporating from Delaware to Nevada is that Delaware for many years has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the governing and effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders’ rights to challenge them.
Comparison of Stockholders’ Rights Before and After the Reincorporation
Because of differences between the Nevada business corporation law (the “NRS”) and the Delaware General Corporation Law (the “DGCL”), as well as differences between the Company’s governing documents before and after the Reincorporation, the Reincorporation will effect certain changes in the rights of the Company’s stockholders. Summarized below are the most significant provisions of the NRS and DGCL, along with the differences between the rights of the stockholders of the Company before and after the Reincorporation that will result from the differences among the NRS and the DGCL and the differences between Rezolute-Nevada’s articles of incorporation and bylaws and Rezolute-Delaware’s certificate of incorporation and bylaws. The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the NRS, the DGCL, Rezolute-Nevada’s articles of incorporation, Rezolute-Nevada’s bylaws and Rezolute-Delaware’s certificate of incorporation and Rezolute-Delaware’s bylaws.
Provision	Delaware Law and Rezolute-Delaware’s Certificate of Incorporation and Bylaws	Nevada Law and Rezolute-Nevada’s Articles of Incorporation and Bylaws	Notes
Amendment of Charter Documents
Delaware law requires a vote of a corporation’s board of directors followed by the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote to approve any amendment to the

Nevada law requires a vote of the corporation’s board of directors followed by the affirmative vote of the majority of shares present or in person and entitled to vote to approve any amendment to the articles of incorporation. If any

Provision	Delaware Law and Rezolute-Delaware’s Certificate of Incorporation and Bylaws	Nevada Law and Rezolute-Nevada’s Articles of Incorporation and Bylaws	Notes

certificate of incorporation, unless a greater percentage vote is required by the certificate of incorporation. Where a separate vote by class or series is required, the affirmative vote of a majority of the shares of such class or series is required unless the certificate of incorporation requires a greater percentage vote. Further, Delaware law states that if an amendment would increase or decrease the aggregate number of authorized shares of a class, increase or decrease the par value of shares of a class or alter or change the powers, preferences or special rights of a particular class or series of stock so as to affect them adversely, the class or series so affected shall be given the power to vote as a class notwithstanding the absence of any specifically enumerated power in the certificate of incorporation. Delaware law also states that the power to adopt, amend or repeal the bylaws of a corporation shall be vested in the stockholders entitled to vote, provided that the corporation in its certificate of incorporation may confer such power on the board of directors in addition to the stockholders.

proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment. Nevada law provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors.

Number of Directors
Delaware law provides that a corporation must have at least one or more directors to be fixed as provided in the bylaws of the corporation, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only

Nevada law provides that a corporation must have at least one director, and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number of directors, and for the manner in which the number of directors may be increased or decreased.
Nevada and Delaware law are substantially similar in respect to setting the number of directors of the Company.

Provision	Delaware Law and Rezolute-Delaware’s Certificate of Incorporation and Bylaws	Nevada Law and Rezolute-Nevada’s Articles of Incorporation and Bylaws	Notes
by amendment of the certificate of incorporation.

The Delaware Bylaws provide that subject to the rights of the holders of any series of preferred stock of the Company then outstanding to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the board.

The Nevada Bylaws provide that subject to the rights of the holders of any series of preferred stock of the Company then outstanding to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the board.
The Company’s existing Bylaws and the Delaware Bylaws are the same in this regard.
Classified Board of Directors
Under Delaware law, the certificate of incorporation or the bylaws may provide for the classification of directors into as many as three classes with staggered terms of office. The certificate of incorporation may provide the holders of any class or series of stock the right to elect 1 or more directors. In addition, the certificate of incorporation may confer upon 1 or more directors voting powers greater than or less than those of other directors.

Under Nevada law, the articles of incorporation or the bylaws may provide for the classification of directors as to the duration of their respective terms of office or as to their election by one or more authorized classes or series of shares. At least one-fourth of the total number of the directors must be elected annually.
Nevada and Delaware law are substantially similar in respect to classification of the Board.
Term of Board of Directors
The default rule in Delaware is that each director shall hold office until the next annual meeting of stockholders (and until such director’s successor is elected and qualified) or until such director’s earlier resignation or removal.

Nevada law provides that, unless otherwise provided in the articles of incorporation or bylaws, each director holds office after the expiration of his or her term until a successor is elected and qualified at an annual meeting of stockholders, or until the director resigns or is removed.
Nevada and Delaware law are substantially similar in respect to the term of directors.
	The Delaware Bylaws provide that each director shall hold office until such director’s successor is elected and qualified.	The Company’s existing Bylaws provide that each director shall hold office until the next annual shareholder meeting or until his or her successor is elected and qualified.	The Rezolute-Nevada Bylaws and the Company’s existing Bylaws are identical in this regard.

Provision	Delaware Law and Rezolute-Delaware’s Certificate of Incorporation and Bylaws	Nevada Law and Rezolute-Nevada’s Articles of Incorporation and Bylaws	Notes
Removal of Directors
Delaware law provides that a director may be removed with or without cause by the holders of a majority in voting power of the issued and outstanding stock entitled to vote, except that (1) members of a classified board of directors may be removed only for cause, unless the certificate of incorporation provides otherwise, and (2) in the case of a corporation having cumulative voting, directors may not be removed in certain situations without satisfying certain stockholder approval requirements.

Nevada law provides that the any director may be removed, with or without cause, from office by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote. With respect to corporations that elect directors with cumulative voting, any director or directors who constitute fewer than all of the directors may not be removed except upon vote of the stockholders owning sufficient shares to prevent each director’s election at the time of removal.
Nevada and Delaware law are substantially similar in respect to the removal of directors.

The Delaware Bylaws provide any director, or the entire Board of Directors, may be removed from office at any time only for cause and only by the affirmative vote of the holders of at least 50.1% of the voting power of all of the then outstanding shares of the Corporation then entitled to vote at an election of directors, voting together as a single class.

The Company’s existing Bylaws provide any director, or the entire Board of Directors, may be removed from office at any time only for cause and only by the affirmative vote of the holders of at least 50.1% of the voting power of all of the then outstanding shares of the Corporation then entitled to vote at an election of directors, voting together as a single class.
The Rezolute-Nevada Bylaws and the Company’s existing Bylaws are identical in this regard.
Filling Vacancies on the Board of Directors
Delaware law provides that, unless otherwise provided in the certificate of incorporation or bylaws of a corporation, vacancies may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Further, if, at the time of filling any vacancy, the directors then in office shall constitute less than a majority of the whole board, the Delaware Court of Chancery may, upon application of any stockholder or stockholders

Nevada law provides that all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation. Unless otherwise provided in the articles of incorporation, pursuant to a resignation by a director, the board may fill the vacancy or vacancies with each director so appointed to hold office during the remainder of the term of

Delaware law provides greater protection to the Company’s stockholders by permitting stockholders representing at least 10% of the issued and outstanding shares to apply to the Delaware Court of Chancery to have an election of directors in the situation where the directors in office constitute less than a majority of the whole Board.

Provision	Delaware Law and Rezolute-Delaware’s Certificate of Incorporation and Bylaws	Nevada Law and Rezolute-Nevada’s Articles of Incorporation and Bylaws	Notes

holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.
office of the resigning director or directors.

The Delaware Bylaws provide that any vacancy on the board of directors may be filled be filled only by a resolution of a majority of the directors then in office even though less than a quorum, or by a sole remaining director and not by the stockholders,

The Company’s existing Bylaws provide that vacancies on the Board may be filled only by a resolution of a majority of the directors then in office even though less than a quorum, or by a sole remaining director and not by the stockholders,
The Rezolute-Nevada Bylaws provide the same appointment rights as the Company’s existing Bylaws.
Cumulative Voting	Delaware law permits corporations to provide for cumulative voting in the corporation’s certificate of incorporation.	Nevada law permits cumulative voting only if the articles of incorporation provide for cumulative voting and certain procedures regarding notice are followed.	Nevada and Delaware law are substantially similar in respect to cumulative voting for directors.
	The Delaware Certificate of Incorporation does not provide for cumulative voting.	The Company’s existing Articles of Incorporation do not provide for cumulative voting.	The Rezolute-Delaware Certificate of Incorporation and Rezolute-Nevada’s Articles of Incorporation are identical in respect to not allowing cumulative voting.

Provision	Delaware Law and Rezolute-Delaware’s Certificate of Incorporation and Bylaws	Nevada Law and Rezolute-Nevada’s Articles of Incorporation and Bylaws	Notes
Board Action by Written Consent
Under Delaware law, unless otherwise stated in the articles of incorporation or bylaws, any action required or permitted to be taken at any meeting of the board of directors or committee of the board of directors may be taken without a meeting if all members of the board consent thereto in writing, or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board, or committee.

Under Nevada law, unless otherwise stated in the articles of incorporation or bylaws, any action required or permitted to be taken at a meeting of the board of directors or committee of the board of directors may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board except any interested directors.
Nevada and Delaware law are substantially similar in respect to the action by written consent.
	The Delaware Certificate of Incorporation and the Delaware Bylaws do not change this statutory provision.	The Company’s existing Articles of Incorporation and Bylaws do not change this statutory provision.
Interested Party Transactions
Delaware law provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if (a) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the board of directors or a committee thereof, which authorizes the contract or transaction in good faith by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum, (b) the material facts as to the director’s or officer’s relationship or interest and

Nevada law provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if (a) the director’s or officer’s interest in the contract or transaction is known to the board, committee or stockholders and the transaction is approved or ratified by the board, committee or stockholders in good faith by a vote sufficient for the purpose (without counting the vote of the interested director or officer), (b) the fact of the common interest is not known to the director or officer at the time the transaction is brought before the board, or (c) the
Nevada and Delaware law are substantially similar, with Delaware law providing additional provisions for the approval of related party transactions by stockholders.

Provision	Delaware Law and Rezolute-Delaware’s Certificate of Incorporation and Bylaws	Nevada Law and Rezolute-Nevada’s Articles of Incorporation and Bylaws	Notes

as to the contract or transaction are disclosed or known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by the stockholders or (c) the contract or transaction is fair to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the stockholders.
contract or transaction is fair to the corporation at the time it is authorized or approved.
	The Delaware Certificate of Incorporation and Delaware Bylaws will not change this statutory rule.	The Company’s existing Articles of Incorporation and Bylaws do not change this statutory rule.
Stockholder Voting- Quorum	Delaware law provides that a majority of shares entitled to vote, present in person or by proxy, constitutes a quorum at a stockholder meeting.
Nevada law provides that a majority of the voting power, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on all matters), constitutes a quorum for the transaction of business.
Nevada and Delaware law are substantially similar in respect to quorum requirements.
	The Delaware Bylaws provide that a majority of the voting power, present in person or by proxy at a meeting of stockholders constitutes a quorum for the transaction of business.	The Company’s existing Bylaws provide that a majority of the voting power, present in person or by proxy at a meeting of stockholders constitutes a quorum for the transaction of business.	The Rezolute-Nevada Bylaws and the Company’s existing Bylaws are identical in respect to quorum requirements.
Stockholder Voting-Action
In all matters other than the election of directors, the affirmative vote of the majority shares present in person or by proxy at the meeting and entitled to vote on the subject matter constitutes the act of the stockholders. Where are separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series, present in person or by proxy, generally constitutes a quorum and the affirmative vote of the majority of shares of such class or series present in person
		Action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action.	Nevada and Delaware law are substantially similar in respect to stockholder voting.

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or by proxy constitutes the act of such class or series.

The Delaware Bylaws provide that action by the stockholders on a matter is approved by a majority of the stock present or represented and voting on the matter, except when a different vote is required by law, the articles of incorporation or the bylaws (such as the election of directors which is determined by a plurality of the votes cast).

The Company’s existing Bylaws provide that action by the stockholders on a matter is approved by a majority of the stock present or represented and voting on the matter, except when a different vote is required by law, the articles of incorporation or the bylaws (such as the election of directors which is determined by a plurality of the votes cast).
The Rezolute-Nevada and the Company’s existing Bylaws are substantially similar.
Director Elections	Delaware law provides that, unless otherwise stated in the certificate or bylaws, the election of directors shall be by a plurality of the vote.	Nevada law provides that, unless otherwise stated in the articles or bylaws, the election of directors shall be by a plurality of the vote.	Nevada and Delaware law are substantially similar in respect to the election of directors.
	The Delaware Bylaws provide that the election of directors shall be by a plurality of the vote.	The Company’s existing Bylaws provide that the election of directors shall be by a plurality of the vote	The Rezolute-Nevada and the Company’s existing Bylaws are substantially similar.
Stockholder Action by Written Consent
Delaware law provides that, unless the certificate of incorporation provides otherwise, any action required to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to the action in writing. In addition, the corporation is required to give prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

Nevada law provides that, unless the articles of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of the outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.
Nevada and Delaware law are substantially similar in relation to action by written consent of the stockholders.
	The Delaware Bylaws provide that any action required to be taken at any annual or special	The Company’s Nevada Bylaws provide that any action required to be taken at any	The Rezolute-Nevada and the Company’s existing Bylaws are substantially similar.

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	meeting of stockholders may be effected only at a duly called annual or special meeting of the stockholders of the Corporation and may not be effected by written consent.	annual or special meeting of stockholders may be effected only at a duly called annual or special meeting of the stockholders of the Corporation and may not be effected by written consent.
Stockholder Vote for Mergers and Other Corporate Reorganizations
Under Delaware law, a majority of outstanding shares entitled to vote, as well as approval by the board of directors is required for a merger or a sale of substantially all of the assets of the corporation. Generally, Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Under Nevada law, a majority of outstanding shares entitled to vote, as well as approval by the board of directors is required for a merger or a sale of substantially all of the assets of the corporation. Generally, Nevada law does not require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares
Nevada and Delaware law are substantially similar in relation to stockholder approval of mergers and other corporate reorganizations.

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outstanding immediately before the merger.
	The Delaware Certificate of Incorporation and Delaware Bylaws do not change this statutory rule.	The Company’s existing Articles of Incorporation and Bylaws do not change this statutory rule.
Special Meetings of Stockholders	Under Delaware law, a special meeting of stockholders may be called by the board of directors or by such persons as may be authorized by the certificate of incorporation or by the bylaws.
Under Nevada law, unless otherwise provided in the articles of incorporation or bylaws, the entire board of directors, any two directors or the president may call annual and special meetings of the stockholders and directors.
Nevada law provides for explicit authority to call special meetings to any two directors and the president, whereas Delaware law leaves discretion to the certificate of incorporation or the bylaws.
	The Delaware Bylaws provide that a special meeting may be called at any time by the chairperson of the Board, the CEO, or by a majority of the Board.	The Company’s existing Bylaws provide that special meetings of stockholders may be called by the chairman of the Board, the CEO, or the majority of the board.	The Rezolute-Nevada Bylaws and the Company’s existing Bylaws are substantially the same.
Failure to Hold an Annual Meeting of Stockholders
Delaware law provides that if an annual meeting for election of directors is not held on the date designated or an action by written consent to elect directors in lieu of an annual meeting has not been taken within 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.

Nevada law provides that if a corporation fails to elect directors within 18 months after the last election of directors, a Nevada district court will have jurisdiction in equity and may order an election upon petition of one or more stockholders holding at least 15% of the voting power.

Delaware law provides for a shorter interval than Nevada law (13 months vs. 18 months) before a shareholder can apply to a court to order meeting for the election of directors. Nevada law requires that application to be made by a stockholder holding at least 15% of the voting power, whereas Delaware law permits any stockholder or director to make the application.

	The Certificate of Incorporation and Delaware Bylaws do not change this statutory rule.	The Company’s existing Articles of Incorporation and Bylaws do not change this statutory rule.
Limitation on Director Liability	Under Delaware law, if a corporation’s certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or	Under Nevada law, unless the articles of incorporation or an amendment thereto (filed on or after October 1, 2003) provides for greater individual liability, a director or officer is	Delaware law is more extensive in the enumeration of actions under which the Company may not eliminate a director’s personal liability.

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limited. A corporation’s certificate of incorporation, however, may not limit or eliminate a director’s personal liability (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) for the payment of unlawful dividends, stock repurchases or redemptions, or (d) for any transaction in which the director received an improper personal benefit.

not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that: (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

	The Delaware Certificate of Incorporation do not change this statutory provision.	The Company’s existing Articles of Incorporation do not change this statutory provision.
Indemnification
Under Delaware law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if: the person acted in good faith and in a manner the person reasonably believed to be in or

Under Nevada law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a

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not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Delaware corporate statutes’ indemnification provisions shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. However, indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. To the extent that such person has been successful on the merits or otherwise in defense of any proceeding subject to the Nevada indemnification laws, the corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.

	The Delaware Certificate of Incorporation and the Delaware Bylaws do not change this statutory provision.	The Company’s existing Articles of Incorporation and Bylaws do not change this statutory provision.
Advancement of Expenses
Delaware law provides that expenses incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf

Nevada law provides that the articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final

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of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation as authorized under the indemnification laws of Delaware. Such expenses may be so paid upon such terms and conditions as the corporation deems appropriate. Under Delaware law, unless otherwise provided in its certificate of incorporation or bylaws, a corporation has the discretion whether or not to advance expenses.

disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the corporation.

	The Delaware Bylaws provide for advanced payment of expenses in accordance with the statutory provision.	The Company’s existing Articles of Incorporation and Bylaws do not alter this statutory provision.
Declaration and Payment of Dividends
Under Delaware law, subject to any restriction contained in a corporation’s certificate of incorporation, the board of directors may declare, and the corporation may pay, dividends or other distributions upon the shares of its capital stock either (a) out of “surplus” or (b) in the event that there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, unless net assets (total assets in excess of total liabilities) are less than the capital of all outstanding preferred stock. “Surplus” is defined as the excess of the net assets of the corporation over the amount determined to be the capital of the corporation by the board of directors (which amount cannot be less than the aggregate par value of all issued shares of capital stock).

Under Nevada law, except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its stockholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.
Delaware law is more restrictive than Nevada law with respect to when dividends may be declared and paid.

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	The Delaware Certificate of Incorporation does not change this statutory provision.	The Company’s existing Articles of Incorporation do not change this statutory provision.
Business Combinations
Delaware law prohibits, in certain circumstances, a “business combination” between the corporation and an “interested stockholder” within three years of the stockholder becoming an “interested stockholder.” Generally, an “interested stockholder” is a holder who, directly or indirectly, controls 15% or more of the outstanding voting stock or is an affiliate of the corporation and was the owner of 15% or more of the outstanding voting stock at any time within the three-year period prior to the date upon which the status of an “interested stockholder” is being determined. A “business combination” includes a merger or consolidation, a sale or other disposition of assets having an aggregate market value equal to 10% or more of the consolidated assets of the corporation or the aggregate market value of the outstanding stock of the corporation and certain transactions that would increase the interested stockholder’s proportionate share ownership in the corporation. This provision does not apply where, among other things, (i) the transaction which resulted in the individual becoming an interested stockholder is approved by the corporation’s board of directors prior to the date the interested stockholder acquired such 15% interest, (ii) upon consummation of

Nevada law prohibits certain business combinations between a Nevada corporation and an interested stockholder for three years after such person becomes an interested stockholder. Generally, an interested stockholder is a holder who is the beneficial owner of 10% or more of the voting power of a corporation’s outstanding stock and at any time within three years immediately before the date in question was the beneficial owner of 10% or more of the then outstanding stock of the corporation. After the three year period, business combinations remain prohibited unless they are (a) approved by the board of directors prior to the date that the person first became an interested stockholder or a majority of the outstanding voting power not beneficially owned by the interested party, or (b) the interested stockholder satisfies certain fair-value requirements. An interested stockholder is (i) a person that beneficially owns, directly or indirectly, 10% or more of the voting power of the outstanding voting shares of a corporation, or (ii) an affiliate or associate of the corporation who, at any time within the past three years, was an interested stockholder of the corporation.

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the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding voting stock of the corporation at the time the transaction commenced, or (iii) at or after the date the person becomes an interested stockholder, the business combination is approved by a majority of the board of directors of the corporation and an affirmative vote of at least 66 2/3% of the outstanding voting stock at an annual or special meeting and not by written consent, excluding stock not owned by the interested stockholder. This provision also does not apply if a stockholder acquires a 15% interest inadvertently and divests itself of such ownership and would not have been a 15% stockholder in the preceding three years but for the inadvertent acquisition of ownership.

	The Delaware Certificate of Incorporation has not opted out of this statutory provision	The Company’s existing Articles of Incorporation has not opted out of this statutory provision.
United States Federal Income Tax Consequences
The following discussion of the material U.S. federal income tax consequences to our stockholders of the Reincorporation is based upon the Internal Revenue Code of 1986 (the “Code”), Treasury regulations promulgated thereunder, Internal Revenue Service (“IRS”) rulings and pronouncements, and judicial decisions, all as in effect as of the date of this proxy statement, and all of which are subject to change, possibly with retroactive effect. Any such change could alter the tax consequences described herein. We have not sought and will not seek an opinion of counsel or a ruling from the IRS regarding the federal income tax consequences of the Reincorporation.
This discussion is for general information purposes only to stockholders who hold their shares as capital assets. This discussion does not address every aspect of U.S. federal income taxation that may be relevant to a particular company stockholder in light of the stockholder’s particular circumstances or to persons who are otherwise subject to special tax treatment, including, without limitation: (i) a partnership, subchapter S corporation or other pass-through entity; (ii) dealers in securities; (iii) banks or other financial institutions; (iv) insurance companies; (v) mutual funds; (vi) tax exempt organizations or pension funds; (vii) a foreign person, foreign entity or U.S. expatriate; (viii) persons who may be subject to the alternative minimum tax provisions of the Code; (ix) a stockholder whose functional currency is not the U.S. dollar; (x) persons who acquired their common stock in connection with stock option or stock purchase plans or in other compensatory transactions; or (xi) persons who hold their common stock as part of a hedging, straddle, conversion or other risk reduction transaction. This discussion does not address the tax consequences to any holders of our options, warrants or convertible debt. The state and local tax consequences of the Reincorporation may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.
We believe that the merger of the Company with and into Rezolute Nevada, which will result in the Reincorporation, will qualify as a reorganization, under section 368(a)(1)(F) of the Code. As a result, the material federal income tax consequences of the Reincorporation, would be as follows: (i) we and Rezolute Nevada will not recognize any gain or loss as a result of the Reincorporation; (ii) no gain or loss will be recognized by holders of common stock on the conversion of the Common Stock into the common stock of Rezolute Nevada; (iii) the aggregate adjusted tax basis of the common stock and preferred stock of Rezolute Nevada received by a stockholder in connection with the Reincorporation will be the same as the aggregate adjusted tax basis of the Common Stock or Preferred Stock converted in connection with the Reincorporation; and (iv) the holding period, for U.S. federal income tax purposes, for the Rezolute Nevada common stock and preferred stock received in connection with the Reincorporation by a stockholder will include the period during which the holder held the converted Common Stock or Preferred Stock.
If the Reincorporation fails to qualify for tax-free treatment, either under section 368(a)(1)(F) or any other provision of the Code, then stockholders may recognize gain or loss for U.S. federal income tax purposes equal to the difference between the fair market value of the shares of stock received in connection with the Reincorporation and the stockholders’ adjusted tax basis in the shares stock converted in connection with the Reincorporation. Further, we would recognize taxable gain as if we sold all of our assets, subject to our liabilities, at fair market value.
Reporting Requirements.   Each stockholder who qualifies as a “significant holder” that receives stock in connection with the Reincorporation will be required to file a statement with his, her or its federal income tax return setting forth his, her or its tax basis in the stock surrendered and the fair market value of the stock of Rezolute Nevada, if any, received in the Reincorporation, and to retain permanent records of these facts relating to the Reincorporation. A “significant holder” is a company stockholder who, immediately before the merger owned at least five percent (by vote or value) of our outstanding stock or owned our securities with an adjusted tax basis of $1,000,000 or more.
OUR STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE TAX CONSEQUENCES TO THEM OF THE REINCORPORATION, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES.
No Material Accounting Implications
Effecting the Reincorporation will not have any material accounting implications.
No Appraisal Rights
Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the Reincorporation described in this Proposal 4 and we will not independently provide our stockholders with any such rights.
Interest of Certain Persons in Matters to be Acted Upon
Other than as described in “Significant Differences between the Corporate Laws of Delaware and Nevada — Limitation on Personal Liability of Directors and Officers,” no officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reincorporation that is not shared by all of our other stockholders.
Vote Required
Approval of the reincorporation from the state of Delaware to the state of Nevada requires the affirmative vote of a majority of the voting power of the incorporation.

PROPOSAL 5
SHARE INCREASE PROPOSAL
General
At this Annual Meeting, as part of the Reincorporation Proposal we are asking our stockholders to approve the Nevada Articles of Incorporation to increase the number of authorized shares of the Company’s Common Stock from 10,000,000 to 40,000,000.
Authorized and Outstanding Capital Stock
As of April 15, 2021, we had 10,400,000 authorized shares of capital stock, consisting of 10,000,000 shares designated as Common Stock, $0.001 of which 8,352,277 shares were issued and outstanding. Thus, as of April 15, 2021, we have an aggregate of 1,647,723 shares of our authorized common stock issued or reserved for future issuance.
Background and Purpose of Share Increase Proposal
Our Delaware certificate of incorporation currently authorize the issuance of up to 10,000,000 shares of Common Stock. Assuming that our stockholders approve the Reincorporation Proposal, the Nevada articles of incorporation authorizes the issuance of up to 40,000,000 shares of Common Stock. If the Reincorporation Proposal is approved we would become a Nevada corporation.
Unlike in Delaware, if the Reincorporation Proposal is approved as a Nevada corporation, we will not be required to pay an annual corporation franchise tax under Nevada law. In Delaware, the amount of the tax is based upon the total number of shares authorized by our Delaware certificate of incorporation. Our Board has determined that if the Reincorporation Proposal is approved we will have more flexibility to have more authorized shares for future financings and equity awards without the prohibitive burden of paying the Delaware franchise tax.
Effects of the Amendment
If the Reincorporation Proposal is approved and implemented, the number of authorized shares of common stock of our Company in the Nevada articles of incorporation will be 40,000,000. The Nevada articles of incorporation will not change the par value of the shares of our common stock, affect the number of shares of our common stock that are outstanding, or affect the legal rights or privileges of holders of existing shares of common stock. The increase will not have any effect on the authorized or outstanding shares of preferred stock. The increase will not have any effect on any outstanding equity incentive awards or warrants to purchase our common stock.
The issuance in the future of additional authorized shares of common stock may have the effect of diluting the earnings or loss per share and book value per share, as well as the ownership and voting rights of the holders of our then-outstanding shares of common stock.
Possible Anti-Takeover Implications of the Authorized Share Increase
We have no intent or plan to employ the additional unissued authorized shares as an anti-takeover device. The increase in the authorized shares of common stock is not being recommended by our board of directors of directors as part of an anti-takeover strategy. As indicated above, the purpose of the increase in our authorized shares of common stock is to ensure that we have sufficient authorized common stock to, among other things, provide flexibility to consummate future equity financings and other corporate opportunities. However, our authorized but unissued shares of common stock and preferred stock could (within the limits imposed by applicable law and regulation) be issued in one or more transactions that could make a change of control more difficult and therefore more unlikely.
The purpose of Share Increase Proposal is not in response to any effort known to our board of directors to accumulate common stock or to obtain control of our Company by means of a merger, tender offer or solicitation in opposition to management. Further, our Board of Directors does not currently contemplate recommending the adoption of any other amendments other than to effect the Reincorporation Proposal or the adoption of any other arrangement that could be construed as limiting the ability of third parties to consummate a takeover or effect a change of control. Although this proposal to increase the authorized number of shares of common stock has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that approval of this proposal could facilitate future efforts by our Company to oppose changes in control of our Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then-current market prices and perpetuate our Company’s management. The Company does not have any current plans to issue the additional shares of common stock if this Share Increase Proposal is approved.
An increase in the number of authorized but unissued shares of common stock may have a potential anti-takeover effect, as our ability to issue additional shares could be used to thwart persons, or otherwise dilute the stock ownership of stockholders, seeking to control our Company.
What vote is required to approve the Share Increase Proposal?
The affirmative vote of the holders of a majority of the shares of common stock issued and outstanding will be required to approve the Reincorporation which will result in the adoption of the Nevada articles of incorporation which will implement the Share Increase Proposal. Broker non-votes and abstentions will have the same effect as votes “AGAINST” this proposal.
Recommendation
Our Board unanimously recommends that stockholders vote FOR the Authorized Share Increase Proposal.

PROPOSAL 6
SAY-ON-PAY PROPOSAL
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with Item 402 of Regulation S-K. We refer to this advisory vote as the “say-on-pay” vote. This “say-on-pay” vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation philosophy, policies and practices of our company described in this Proxy Statement. The vote is required under Section 14A of the Securities Exchange Act of 1934, as amended. If stockholders do not approve the compensation structure, the compensation committee of our Board will reexamine executive compensation.
Consistent with this right to give an advisory “say-on-pay” vote, we are asking stockholders to indicate their support at the 2021 Annual Meeting for the compensation of our named executive officers as described in this Proxy Statement by casting an advisory vote “FOR” the following resolution:
“RESOLVED, that the stockholders approve the compensation of the “named executive officers” of Rezolute, Inc., as disclosed in the section entitled “Executive Compensation” in the Proxy Statement for such company’s 2021 Annual meeting of stockholders pursuant to the SEC’s compensation disclosure rules.”
The compensation of our named executive officers is disclosed in the section entitled “Executive Compensation” below, including the tabular and narrative disclosures set forth in such section.
DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth certain information with respect to our current directors and executive officers. See the Board of Directors Proposal related to the appointment of Directors. The ages of the directors, executive officers and key employees are shown as of April 15, 2021.
Name	Age	Position	Date Appointed
Young-Jin Kim	64	Chairman of the Board of Directors	February 10, 2019
Nevan Charles Elam	53	Chief Executive Officer and Director	January 31, 2013
Philippe Fauchet	63	Director	November 20, 2019
Gil Labrucherie	49	Director	November 20, 2019
Wladimir Hogenhuis	56	Director	March 2, 2021
Nerissa Kreher	48	Director	March 2, 2021
Brian Roberts	46	Senior Vice President of Clinical Development	October 23, 2020
Keith Vendola	49	Former Chief Strategy Officer	May 16, 2018
Sankaram Mantripragada, Ph.D.	62	Scientist Emeritus	January 31, 2013
The biographical information for the Directors is set forth above in the Board of Directors Proposal. Set forth below is biographical information with respect to each of the executives not listed in the Board of Directors Proposal.
Sankaram Mantripragada, Ph.D.    Dr. Mantripragada served as our Chief Scientific Officer until November 4, 2020 and he now serves as our Co-Founder and Scientist Emeritus.
Keith Vendola, M.D., MBA.    Dr. Vendola served as our Chief Financial Officer from May 16, 2018 until November 6, 2020. Effective November 6, 2020, Dr. Vendola was promoted and served as our Chief Strategy Officer. Effective March 1, 2021, Mr. Vendola resigned from the Company.
Brian K. Roberts, M.D.    Dr. Roberts joined us in 2015 and has served as Head of Clinical Development throughout his tenure, as consultant until 2017, followed by his employment as Vice President until October 23, 2020, when he was subsequently promoted to Senior Vice President of Clinical Development. Prior to joining us, Dr. Roberts directed clinical development at Fibrogen, Inc. from 2012 to 2017, where he led the successful launch and execution of the global Phase 3 program and out-licensing pharmaceutical partnership for

Roxadustat, a novel oral therapy for anemia associated with kidney disease, concluding the largest Phase 3 program ever conducted in CKD anemia, and resulting in global NDA filings. During his tenure, Fibrogen achieved the largest biotech IPO in the previous 10 years. From 2007 until 2012, Dr. Roberts held clinical development positions of increasing responsibility at Metabolex, Inc., where he developed novel therapies for metabolic diseases such as diabetes, dyslipidemia, NASH, and gout. His program and clinical leadership from IND through clinical proof-of-concept helped secure a global licensing and co-development agreement with a major pharmaceutical partner for a novel diabetes therapy. He is an inventor or author on more than 25 patents and publications in the fields of Endocrinology and Metabolism. Dr. Roberts received his B.S. in biochemistry from the University of California, San Diego and his medical degree Magna Cum Laude from Georgetown University. He completed residency in Internal Medicine and fellowship in Endocrinology at Stanford University, where he also attends Endocrinology clinic and mentors trainees in his capacity as Adjunct Associate Professor in the Division of Endocrinology.
EXECUTIVE COMPENSATION
Summary Compensation Table
Our named executive officers consist of all individuals that served as our principal executive officers during the fiscal year ended June 30, 2020. Accordingly, the following table sets forth information concerning the compensation of Mr. Elam, Dr. Mantripragada and Mr. Vendola (our “Named Executive Officers”) for the fiscal year ended June 30, 2020:
Name and Position	Fiscal Year	Salary	Bonus	Stock Option Awards	All Other Compensation	Total
Nevan Charles Elam,	2020	$490,000(1)	$97,020(4)	$2,688,000(6)	$23,683(7)	$3,298,703
Chief Executive Officer	2019	453,333(1)	258,750(5)	—	20,163(7)	732,246
Sankaram Mantripragada,	2020	$350,000(2)	$57,750(4)	$627,000(6)	$31,883(8)	$1,066,633
Scientist Emeritus	2019	350,000(2)	181,125(5)	—	31,269(8)	562,394
Keith Vendola,	2020	$365,000(3)	$36,135(4)	$538,000(6)	$13,581(9)	$952,716
Former Chief Financial Officer	2019	330,000(3)	8,044(5)	395,723(6)	1,605	735,372

(1)
Pursuant to the amended and restated employment agreement discussed below, Mr. Elam received a base salary of $450,000 through May 31, 2019. On July 31, 2019, Mr. Elam’s base salary increased to $490,000 with an effective date of June 1, 2019. Effective February 15, 2021, Mr. Elam’s base salary increased to $505,000.

(2)
Pursuant to the amended and restated employment agreement discussed below, Dr. Mantripragada received a base salary of $350,000 for each of the fiscal years ended June 30, 2020 and 2019. Effective November 4, 2020, Dr. Mantripragada became our Co-Founder and Scientist Emeritus, whereby he no longer serves as our Chief Scientific Officer, and his annual base salary was updated to $325,000.

(3)
Mr. Vendola was appointed as our Chief Financial Officer on May 16, 2018 with a base salary of $330,000. Effective July 31, 2019, Mr. Vendola entered into an employment agreement with an effective date of June 1, 2019 whereby Mr. Vendola’s annual base compensation was increased to $365,000. Effective November 6, 2020, Mr. Vendola was promoted to Chief Strategy Officer and no longer serves as our Chief Financial Officer. Effective March 1, 2021, Mr. Vendola resigned from the Company.

(4)
On January 16, 2020, the Board of Directors approved bonus payments for calendar year 2019 services in the amounts shown in the table. In February 2020, these cash bonus payments were paid to each executive officer.

(5)
On July 31, 2019, the Board of Directors approved bonus payments for past services in the amounts shown in the table. In August 2019, these cash bonus payments were paid to each executive officer.

(6)
The aggregate grant date fair value for stock option awards is computed in accordance with ASC 718 set forth by the Financial Accounting Standards Board. A discussion of key assumptions made in the valuation of stock options is presented in Note 7 to our consolidated financial statements, included in Item 8 of our 2020 Annual Report on Form 10-K. For purposes of this table, the entire fair value of awards with time-based vesting and hybrid vesting are reflected in the year of grant, whereas under ASC 718 the fair value of such awards are generally recognized over the vesting period in our financial statements.
(7)
Amount includes health, dental,disability and life insurance premiums under our employee benefit plans totaling $20,350 for the fiscal year ended June 30, 2020 and $20,163 for the fiscal year ended June 30, 2019.

(8)
Amount consists of health, dental, disability and life insurance premiums under our employee benefit plans of $19,774, and matching contributions under our 401(k) Plan of $12,109 for the fiscal year ended June 30, 2020. For the fiscal year ended June 30, 2019, amount consists of health, dental, disability and life insurance premiums under our employee benefit plans of $19,732, and matching contributions under our 401(k) Plan of $11,537 for the fiscal year ended June 30, 2020.

(9)
For the fiscal year ended June 30, 2020, amount includes matching contributions under our 401(k) Plan of $6,000, health club fees of $3,134, and disability and life insurance premiums under our employee benefit plans of $1,530.

During the fiscal year ended June 30, 2019, Mr. Elam and Dr. Mantripragada each agreed to forgive unpaid accrued bonuses that were approved by the Board of Directors for calendar year 2014 in the amounts of approximately $78,000 and $47,000, respectively. In addition, Dr. Mantripragada agreed to forgive $70,000 of his $175,000 onetime milestone bonus for AB101 awarded in July 2017. The total amounts forgiven by Mr. Elam of $78,000 and Dr. Mantripragada for $117,000 are not reflected as a reduction of compensation in the Summary Compensation Table above.
Outstanding Equity Awards
During the fiscal years ended June 30, 2020 and 2019, we have not granted any restricted stock awards or any stock options that provide for performance vesting conditions. The following table provides a summary of equity awards outstanding, consisting solely of stock options, for each of our Named Executive Officers as of June 30, 2020:
Name	Grant Date	Vesting Type	Number of Securities Underlying		Option Exercise Price	Option Expiration Date
			Unexercised Options
			Exercisable	Unexercisable
Nevan Charles Elam(1):
	3/26/14	Time	27,000	—	$156.00	3/26/21
	2/23/15	Time	34,800	—	103.00	2/23/25
	12/28/16	Time	61,250	8,750	60.00	12/28/16
	7/31/19	Time	95,833	104,167	14.50	7/31/29
	7/31/19	Hybrid	—	100,000(2)	14.50	7/31/29
Total for Mr. Elam			218,883	212,917
Sankaram Mantripragada:
	3/26/14	Time	10,000	—	$156.00	3/26/21
	2/23/15	Time	13,900	—	103.00	2/23/25
	5/12/17	Time	15,417	4,583	60.00	5/12/27
	6/30/17	Time	15,000	5,000	60.00	6/30/27
	7/31/19	Time	22,521	24,479	14.50	7/31/29
	7/31/19	Hybrid	—	23,000(2)	14.50	7/31/29
Total for Dr. Mantripragada			76,838	57,062
Keith Vendola:
	7/2/18	Time	9,583	10,417	$26.00	7/2/28
	7/31/19	Time	19,167	20,833	14.50	7/31/29
	7/31/19	Hybrid	—	20,000(2)	14.50	7/31/29
Total for Mr. Vendola			28,750	51,250

(1)
The above table excludes outstanding warrants held by Mr. Elam for 2,817 shares of Common Stock exercisable at $82.50 per share that were acquired in a private placement in June 2016.

(2)
Stock options that commence vesting upon the achievement of market, performance and service conditions (“Hybrid Options”) will vest ratably over a period of 36 months beginning on the date that all of the following have occurred: (i) the option recipient has been employed by the Company for at least one year, (ii) the Company’s shares of Common Stock have been listed for trading on a national stock exchange, and (iii) such date no later than July 31, 2023, when the Company’s closing stock price exceeds $29.00 per share for 20 trading days in any consecutive 30 day period. For additional information please refer to Note 7 to our consolidated financial statements included in Item 8 of our 2020 Annual Report on Form 10-K.

Employment Agreements and Potential Payments upon Termination or Change in Control
Presented below is summary of key terms of employment agreements with our Executive Officers:
Nevan Charles Elam
On June 23, 2015, we entered into an amended and restated employment agreement with Nevan Charles Elam to serve as our Chief Executive Officer. Under the terms of this agreement Mr. Elam is entitled to receive an annual base salary of $450,000 plus a calendar year target bonus up to 60% of his annual base salary based on performance criteria set forth by the Board of Directors. Effective June 1, 2019, the Board of Directors agreed to increase Mr. Elam’s base salary to $490,000. Effective February 15, 2021, the Board of Directors agreed to increase Mr. Elam’s base salary to $505,000. Mr. Elam is eligible to participate in all benefit programs available to our executives and employees, including medical, dental, life and disability insurance plans, and our employee stock option plans. The employment agreement requires Mr. Elam to undertake certain confidentiality, non-competition and non-solicitation obligations. In the event that we terminate Mr. Elam’s employment without “Cause” or if Mr. Elam resigns for “Good Reason”, we are required to pay a severance benefit equal to (i) three times his then current annual base salary, (ii) 150% of his annual Target Bonus, (iii) payment of accrued vacation benefits, and (iv) continuation of certain other benefits such as medical and dental insurance. The aggregate severance benefit is payable over a period of twelve months (the “Severance Period”), and any outstanding stock options that are subject to vesting shall have vesting accelerated with respect to the number of shares that would have vested during the Severance Period as if Mr. Elam had remained employed by us during such period. The terms “Cause” and “Good Reason” are defined in the employment agreement.
Sankaram Mantripragada
On February 23, 2015, we entered into an amended and restated employment agreement (the “2015 Agreement”) with Sankaram Mantripragada to serve as our Chief Scientific Officer. Under the terms of the 2015 Agreement, Dr. Mantripragada was entitled to receive an annual base salary of $350,000 plus a calendar year target bonus up to 50% of his annual base salary based on performance criteria set forth by the Board of Directors. Dr. Mantripragada was also eligible for one-time bonuses when certain clinical milestones had been achieved.
Effective November 4, 2020, we entered into an amended and restated employment agreement (the “2020 Agreement”) with Dr. Mantripragada whereby he now serves as our Co-Founder and Scientist Emeritus. Dr. Mantripragada’s duties under the 2020 Agreement include providing assistance upon request with matters related to our intellectual property portfolio and clinical development programs. Dr. Mantripragada’s compensation under the 2020 Agreement provides for aggregate cash compensation of $650,000 (the “Cash Compensation”), payable monthly through October 2022 when the 2020 Agreement expires. Under the 2020 Agreement, Dr. Mantripragada continues to be eligible to participate in all benefit programs available to our executives and employees, including medical, dental, life and disability insurance plans, and our employee stock option plans. The 2020 Agreement also requires Dr. Mantripragada to undertake certain confidentiality, non-competition and non-solicitation obligations. Dr. Mantripragada is entitled to terminate the 2020 Agreement at any time upon providing 14 days’ notice, whereby the unpaid portion of the Cash Compensation will continue to be paid through October 2022.

Keith Vendola
On July 31, 2019, we entered into an employment agreement with Keith Vendola to serve as our Chief Financial Officer. Effective November 6, 2020, Mr. Vendola was promoted to Chief Strategy Officer and no longer serves as our Chief Financial Officer. Effective March 1, 2021, Mr. Vendola resigned from the Company. Under the terms of his employment agreement Mr. Vendola is entitled to receive an annual base salary of $365,000 plus a calendar year target bonus up to 30% of his annual base salary based on performance criteria set forth by the Board of Directors. Mr. Vendola is eligible to participate in all benefit programs available to our executives and employees, including medical, dental, life and disability insurance plans, and our employee stock option plans. The employment agreement requires Mr. Vendola to undertake certain confidentiality, non-competition and non-solicitation obligations. In the event that we terminate Mr. Vendola’s employment without “Cause”, we are required to pay a severance benefit equal to 50% of his then current annual base salary, and any earned but unpaid bonuses, accrued vacation benefits, and other earned benefits. This severance benefit would be payable over a period of six months. In the event that we terminate Mr. Vendola’s employment without “Cause” or if Mr. Vendola resigns for “Good Reason” within 12 months following a “Change of Control Event”, we are required to pay a severance benefit equal to his then current annual base salary, and any earned but unpaid bonuses, accrued vacation benefits, and other earned benefits. The aggregate severance benefit for a “Change of Control Event” would be payable over a period of twelve months (the “Severance Period”), and all outstanding stock options shall become immediately vested and subject to exercise under the applicable stock option agreement. The terms “Cause”, “Good Reason” and “Change of Control Event” are defined in the employment agreement.
Family Relationships
There are no family relationships between any of our directors and executive officers.
Legal Proceedings
During the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:
•
the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•
convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•
subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•
found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;

•
the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•
the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Code of Ethics
We have adopted a code of business conduct and ethics that is applicable to all of our employees, officers and directors. The code is available on our web site, www.rezolutebio.com, under the “Investor Relations” tab. We intend to disclose future amendments to, or waivers from, certain provisions of our code of ethics, if any, on the above website within four business days following the date of such amendment or waiver.
Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee is or has been an officer or employee of the Company. None of our executive officers currently serves, or in the past year has served, as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board) or as a director of any entity that has one or more executive officers serving on the Board or the Compensation Committee.
Vote Required
The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve, on an advisory basis, the compensation of our Named Executive Officers as described herein. Because the vote is advisory, it will not be binding on the Company, our Board of Directors or the Compensation Committee. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to us and, accordingly, the Board of Directors and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements. Failures to vote, broker non-votes and abstentions will be the equivalent of a vote against this proposal.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL 7
ADJOURNMENT PROPOSAL
Introduction
If at the Annual Meeting the number of shares of common stock present or represented and voting in favor of the 2021 Equity Plan Proposal, the Reincorporation Proposal and/or the Share Increase Proposal, is insufficient to pass the proposals management may move to adjourn, postpone or continue the Annual Meeting in order to enable the Board to continue to solicit additional proxies in favor of the 2021 Equity Plan Proposal, the Reincorporation Proposal and/or the Share Increase Proposal.
In this Adjournment Proposal, we are asking you to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning, postponing or continuing the Annual Meeting and any later adjournments. If the stockholders approve the Adjournment Proposal, we could adjourn, postpone or continue the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of the 2021 Equity Plan Proposal, the Reincorporation Proposal and/or the Share Increase Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against the 2021 Equity Plan Proposal, the Reincorporation Proposal and/or the Share Increase Proposal has been received, we could adjourn, postpone or continue the Annual Meeting without a vote on the 2021 Equity Plan Proposal, the Reincorporation Proposal and/or the Share Increase Proposal and seek to convince the holders of those shares to change their votes to votes in favor of the 2021 Equity Plan Proposal, the Reincorporation Proposal and/or the Share Increase Proposal.
What vote is required to approve the Adjournment Proposal?
The Adjournment Proposal will be approved if a majority of the voting shares present in person or by proxy at the Annual Meeting votes FOR the proposal. Accordingly, abstentions and broker non-votes, if any, will be counted as votes AGAINST the Adjournment Proposal. No proxy that is specifically marked AGAINST the Share Increase Proposal will be voted in favor of the Adjournment Proposal, unless it is specifically marked FOR the discretionary authority to adjourn, postpone or continue the Annual Meeting to a later date.
Why am I being asked to vote on the Adjournment Proposal?
The Board believes that if the number of shares of common stock present or represented at the Annual Meeting and voting in favor of the 2021 Equity Plan Proposal, the Reincorporation Proposal and/or the Share Increase Proposal are insufficient to approve such proposals, it is in the best interests of the stockholders to enable the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes to approve the amendment.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADJOURNMENT PROPOSAL.

OTHER MATTERS
The Board of Directors is not aware of any matter to be presented for action at the 2021 Annual Meeting other than the proposals described above. Although the Board of Directors knows of no other matters to be presented at the 2021 Annual Meeting, all proxies returned to us will be voted on any such matter in accordance with the judgment of the proxy holders.
AVAILABLE INFORMATION
The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the SEC. Any interested party may inspect information filed by the Company, without charge, at the public reference facilities of the SEC at its principal office at 100 F. Street, N.E., Washington, D.C. 20549. Any interested party may obtain copies of all or any portion of the information filed by the Company at prescribed rates from the Public Reference Section of the SEC at its principal office at 100 F. Street, N.E., Washington, D.C. 20549. In addition, the SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding the Company and other registrants that file electronically with the SEC at http://www.sec.gov.
APPENDICES
Appendix A — Form of Proxy Card
Appendix B — 2021 Equity Plan
Appendix C — Agreement and Plan of Merger
Appendix D — Articles of Incorporation for Nevada Reincorporation
Appendix E — Bylaws for Nevada Reincorporation

APPENDIX A
REZOLUTE, INC. 201 REDWOOD SHORES PARKWAY, SUITE 315 REDWOOD CITY, CALIFORNIA 94065 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/RZLT2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D54033-Z80232 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD

A-1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D54034-Z80232

REZOLUTE, INC.
Annual Meeting of Stockholders
May 26, 2021
This proxy is solicited by the Board of Directors

This proxy when properly executed will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. REZOLUTE, INC. The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors For Withhold For Against Abstain For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! Nominees: 1a. Young-Jin Kim 1e. Wladimir Hogenhuis 1c. Philippe Fauchet 1d. Gil Labrucherie Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 1f. Nerissa Kreher 2. To ratify the appointment of Plante & Moran, PLLC as the Company’s independent registered public accountants for the fiscal year ending on June 30, 2021 (the “Accountant Proposal”). 3. To adopt the 2021 Stock Incentive Plan (the “2021 Equity Plan Proposal”). 4. To approve the reincorporation (the “Reincorporation”) of the Company from the State of Delaware to the State of Nevada (the “Reincorporation Proposal”). 5. To approve in connection with the Reincorporation, an increase in the Company's authorized common stock as set forth in the Articles of Incorporation to take effect following the Reincorporation (the “Share Increase Proposal”). 7. To authorize an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the 2021 Equity Plan Proposal, the Reincorporation Proposal and/or the Share Increase Proposal (the “Adjournment Proposal”). 6. To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers, or NEOs, as disclosed in the Executive Compensation section of this Proxy Statement (the “Say-On-Pay Proposal”). 8. To transact such other business as may properly come before the meeting, or any postponements or adjournments thereof. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

A-2

APPENDIX B
REZOLUTE, INC.
2021 EQUITY INCENTIVE PLAN
Section 1.    Purpose
The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various share-based arrangements and provide them with opportunities for share ownership in the Company, thereby aligning the interests of such persons with the Company’s shareholders.
Section 2. Definitions
As used in the Plan, the following terms shall have the meanings set forth below:
(a)   “Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.
(b)   “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Dividend Equivalent or Other Share-Based Award granted under the Plan.
(c)   “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 9(b).
(d)   “Board” shall mean the Board of Directors of the Company.
(e)   “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.
(f)   “Committee” shall mean the Compensation and Management Development Committee of the Board or such other committee designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3.
(g)   “Company” shall mean Rezolute, Inc., a [•] corporation, and any successor corporation.
(h)   “Director” shall mean a member of the Board.
(i)   “Dividend Equivalent” shall mean any right granted under Section 6(d) of the Plan.
(j)   “Eligible Person” shall mean any employee, officer, non-employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate, or any person to whom an offer of employment or engagement with the Company or any Affiliate is extended. An Eligible Person must be a natural person.
(k)   “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(l)   “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares on a given date for purposes of the Plan shall be the closing sale price of the Shares as reported on the NASDAQ Capital Market on such date or, if such market is not open for trading on such date, on the most recent preceding date when such market is open for trading.
(m)   “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(n)   “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.
(o)   “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.
(p)   “Other Share-Based Award” shall mean any right granted under Section 6(e) of the Plan.
(q)   “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.
(r)   “Plan” shall mean the Rezolute, Inc. 2021 Equity Incentive Plan, as amended from time to time.
(s)   “Prior Plans” shall mean [•] (and any predecessor plans to such plans), as amended from time to time.
(t)   “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.
(u)   “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.
(v)   “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.
(w)   “Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.
(x)   “Securities Act” shall mean the Securities Act of 1933, as amended.
(y)   “Share” or Shares” shall mean common shares, $0.01 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.
(z)   “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.
(aa)   “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.
Section 3.   Administration
(a)   Power and Authority of the Committee.   The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Sections 6 and 7; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations of Sections 6 and 7; (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (but excluding promissory notes), or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and sub-plans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.
(b)   Delegation.   The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Awards to be made to officers of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with applicable exchange rules or applicable law.
(c)   Power and Authority of the Board.   Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3.
(d)   Indemnification.   To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company.
Section 4.   Shares Available for Awards
(a)   Shares Available.
(i)
Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall equal 1,200,000 Shares.

(ii)
On and after shareholder approval of this Plan, no awards shall be granted under the Prior Plans, but all outstanding awards previously granted under the Prior Plans shall remain outstanding and subject to the terms of the Prior Plans.

The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards issued under the Plan in accordance with the Share counting rules described in Section 4(b) below. When determining the Shares added to and subtracted from the aggregate reserve above, the number of Shares added or subtracted shall be also determined in accordance with the Share counting rules described in Section 4(b) below.
(b)   Counting Shares.   Except as set forth in this Section 4(b) below, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.
(i)
Shares Added Back to Reserve.   Subject to the limitations in Section 4(b)(ii) below, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company, or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.

(ii)
Shares Not Added Back to Reserve.   Notwithstanding anything to the contrary in Section 4(b)(i) above, the following Shares will not again become available for issuance under the Plan: (A) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6(a)(iii)(B) or any Shares tendered in payment of the exercise price of an Option; (B) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Award; (C) Shares covered by a share-settled Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (D) Shares that are repurchased by the Company using Option exercise proceeds.

(iii)
Cash-Only Awards.   Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(iv)
Substitute Awards Relating to Acquired Entities.   Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c)   Adjustments.   In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4 below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.
Section 5.   Eligibility
Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.
Section 6.   Awards
(a)   Options.   The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:
(i)
Exercise Price.   The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for an option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)
Option Term.   The term of each Option shall be fixed by the Committee at the date of grant but shall not be longer than 10 years from the date of grant.

(iii)
Time and Method of Exercise.   The Committee shall determine the time or times at which an Option may be exercised within the Option term, either in whole or in part, and the method of exercise, except that any exercise price tendered shall be in either cash, Shares having a Fair Market Value on the exercise date equal to the applicable exercise price or a combination thereof, as determined by the Committee.

(A)
Promissory Notes.   For avoidance of doubt, the Committee may not accept a promissory note as consideration.

(B)
Net Exercises.   The terms of any Option may be written to permit the Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if any, of the Fair Market Value of the Shares underlying the Option being exercised, on the date of exercise, over the exercise price of the Option for such Shares.

(iv)
Incentive Stock Options.   Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of options which are intended to qualify as Incentive Stock Options:

(A)
All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the shareholders of the Company.

(B)
Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than ten (10) years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five (5) years from the date of grant.

(C)
The purchase price per Share for an Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of its Affiliates, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(D)
Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b)   Stock Appreciation Rights.   The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than one hundred percent (100%) of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a Stock Appreciation Right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the term limitation in Section 6(a)(ii) applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.
(c)   Restricted Stock and Restricted Stock Units.   The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:
(i)
Restrictions.   Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose when granting an Award (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. (Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(d)). For purposes of clarity and without limiting the Committee’s general authority under Section 3(a), vesting of such Awards may, at the Committee’s discretion, be conditioned upon the Participant’s completion of a specified period of service with the Company or an Affiliate, or upon the achievement of one or more performance goals established by the Committee, or upon any combination of service-based and performance-based conditions (subject to the minimum requirements in Section 6).

(ii)
Issuance and Delivery of Shares.   Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or held in nominee name by the transfer agent or brokerage service selected by the Company to provide such services for the Plan. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(d)   Dividends and Dividend Equivalents.   The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the grant of such Award, and (ii) with respect to any other Award, dividend and Dividend Equivalent amounts with respect to any Share underlying an Award may be accrued but not paid to a Participant until all conditions or restrictions relating to such Share have been satisfied, waived or lapsed.
(e)   Other Share-Based Awards.   The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and any applicable Award Agreement. No Award issued under this Section 6(e) shall contain a purchase right or an option-like exercise feature.
(f)   General.
(i)
Consideration for Awards.   Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)
Awards May Be Granted Separately or Together.   Awards may, in the discretion of the Committee,

be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.
(iii)
Forms of Payment Under Awards.   Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities (but excluding promissory notes), other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.

(iv)
Limits on Transfer of Awards.   No Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Notwithstanding the foregoing, the Committee may permit the transfer of an Award to family members if such transfer is for no value and in accordance with the rules of Form S-8. The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

(v)
Restrictions; Securities Exchange Listing.   All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(vi)
Prohibition on Option and Stock Appreciation Right Repricing.    Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company’s shareholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units or Other Share-Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Option or Stock Appreciation Right is less than the exercise price.

(vii)
Minimum Vesting.   Except as provided below, no Award shall be granted with terms providing for any right of exercise or lapse of any vesting obligations earlier than a date that is at least one year following the date of grant (or, in the case of vesting based upon performance based objectives, exercise and vesting restrictions cannot lapse earlier than the one year anniversary measured from the commencement of the period over which performance is evaluated). Notwithstanding the foregoing, the following Awards that do not comply with the one year minimum exercise and vesting requirements set forth above may be issued:

(A)
substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its subsidiaries;

(B)
shares delivered in lieu of fully vested cash Awards or any cash incentive compensation earned by a Participant, provided that the performance period for such incentive compensation was at least one fiscal year; and

Nothing in this Section 6 shall limit the authority of the Committee to provide for the acceleration of the exercisability of any Award or the lapse of any restrictions relating to any Award except where expressly limited in Section 6(f)(viii).
(viii)
Limits on Acceleration or Waiver of Restrictions Upon Change in Control.   No Award Agreement shall contain a definition of change in control that has the effect of accelerating the exercisability of any Award or the lapse of restrictions relating to any Award upon only the announcement or shareholder approval of (rather than consummation of) any reorganization, merger or consolidation of, or sale or other disposition of all or substantially all of the assets of, the Company.

(ix)
Section 409A Provisions.   Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control event, disability or separation from service meet the definition of a change in control event, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.

Section 7.   Amendment and Termination; Corrections
(a)   Amendments to the Plan and Awards.   The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may (except as expressly provided in the Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or share exchange. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of shareholders of the Company in order to:
(i)
amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

(ii)
subject to the limitations in Section 6, amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

(iii)
make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or share exchange (including amendments to Awards necessary or desirable to maximize any available tax deduction or to avoid any adverse tax results, and no action taken to comply with such laws, rules, regulations and policies shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof); or
(iv)
amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

For greater certainty and except as provided in Section 4(c), prior approval of the shareholders of the Company shall be required for any amendment to the Plan or an Award that would:
(I)
require shareholder approval under the rules or regulations of the Securities and Exchange Commission, the NASDAQ Capital Market or any other securities exchange that are applicable to the Company;

(II)
increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(III)
permit repricing of Options or Stock Appreciation Rights, which is currently prohibited by Section 6 of the Plan;

(IV)
permit the award of Options or Stock Appreciation Rights at a price less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan;

(V)
increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a) and Section 6(b); or

(VI)
increase the number of shares subject to the annual limitations contained in Section 4(d) of the Plan.

(b)   Corporate Transactions.   In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion but subject to the limitations in Section 6 (e.g., limitations on re-pricing and waiver of vesting restrictions), provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof:
(i)
either (A) termination of any Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the Award or realization of the Participant’s rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;

(ii)
that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the shares of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)
that the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv)
unless otherwise provided for in the applicable Award Agreement, that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

(c)   Correction of Defects, Omissions and Inconsistencies.    The Committee may, without prior approval of the shareholders of the Company or any Participant, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.
Section 8.   Income Tax Withholding
In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. Without limiting the foregoing, for avoidance of doubt, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (subject to any limitations required by ASC Topic 718 to avoid adverse accounting treatment); (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (c) by any other means set forth in the applicable Award Agreement.
Section 9.   General Provisions
(a)   No Rights to Awards.   No Eligible Person, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.
(b)   Award Agreements.   No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. An Award Agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.
(c)   Plan Provisions Control.   In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.
(d)   No Rights of Shareholders.   Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards), neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.
(e)   No Limit on Other Compensation Arrangements.   Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.
(f)   No Right to Employment or Directorship.   The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, or the right to be retained as a Director, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, or remove a Director in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or remove a Director who is a Participant, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee or Director of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee or Director might otherwise have enjoyed but for termination of employment or directorship, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.
(g)   Governing Law.   The internal law, and not the law of conflicts, of the State of Utah shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.
(h)   Severability.   If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.
(i)   No Trust or Fund Created.   Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.
(j)   Other Benefits.   No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.
(k)   No Fractional Shares.   No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.
(l)   Headings.   Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
Section 10. Clawback or Recoupment
All Awards under this Plan shall be subject to forfeiture or other penalties pursuant to any Company clawback policy, as may be adopted or amended from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee.
Section 11.   Effective Date of the Plan
The Plan was adopted by the Board on March 31, 2021. The Plan shall be subject to approval by the shareholders of the Company at the annual meeting of shareholders of the Company to be held on May 12, 2021, and the Plan shall be effective as of the date of such shareholder approval. On and after shareholder approval of the Plan, no awards shall be granted under the Prior Plans, but all outstanding awards previously granted under the Prior Plans shall remain outstanding and subject to the terms of the Prior Plans.
Section 12.   Term of the Plan
No Award shall be granted under the Plan, and the Plan shall terminate, on March 31, 2031 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

Appendix C
AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of May   , 2021, is entered into between Rezolute, Inc., a Delaware corporation (the “Company”), and Rezolute Nevada Merger Company, a Nevada corporation and a wholly owned subsidiary of the Company (“NewCo”).
WHEREAS, the Company, whose shares of common stock are registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), desires to reincorporate as a Nevada corporation and has formed NewCo in order to effectuate the reincorporation.
WHEREAS, the board of directors of each of the Company and NewCo deems it advisable, fair to and in the best interests of such corporations and their respective stockholders that the Company be merged with and into NewCo, upon the terms and subject to the conditions herein stated, and that NewCo be the surviving corporation (the “Reincorporation Merger”).
NOW, THEREFORE, in consideration of the premises and the agreements of the parties hereto contained herein, intending to be legally bound, the parties hereto agree as follows:
ARTICLE I
The Reincorporation Merger; Effective Time
SECTION 1.1.   The Reincorporation Merger.   Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2), the Company shall be merged with and into NewCo whereupon the separate existence of the Company shall cease. NewCo shall be the surviving corporation (the “Surviving Corporation”) in the Reincorporation Merger and shall continue to be a corporation formed under the laws of the State of Nevada. The Reincorporation Merger shall have the effects specified in the General Corporation Law of the State of Delaware, as amended (the “DGCL”) and the Nevada Revised Statutes, as amended (the “NRS”), and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.
SECTION 1.2.   Effective Time.   Unless this Agreement is terminated or abandoned in accordance with its terms, as soon as practicable following the satisfaction of the conditions set forth in Article V in accordance with the terms of this Agreement, the Company and NewCo shall cause Articles of Merger to be executed and filed with the Office of the Secretary of State of Nevada (the “Nevada Articles of Merger”) and a Certificate of Merger to be executed and filed with the Office of the Secretary of State of Delaware (the “Delaware Certificate of Merger”). The Reincorporation Merger shall become effective upon the date and time specified in the Nevada Articles of Merger and the Delaware Certificate of Merger (the “Effective Time”).
ARTICLE II
Articles and Bylaws of the Surviving Corporation
SECTION 2.1.   The Articles of Incorporation.   The articles of incorporation of NewCo in effect at the Effective Time shall be amended and restated and shall be substantially in the form as set forth on Exhibit A hereto, including to change the name of the Surviving Corporation to “Rezolute, Inc.”, and such amended and restated articles shall be the articles of incorporation of the Surviving Corporation (such articles of incorporation, as so amended and restated, the “Articles of Incorporation”), until thereafter amended in accordance with the provisions provided therein or applicable law.
SECTION 2.2.   The Bylaws.   Subject to the provisions of applicable laws, the bylaws of NewCo in effect at the Effective Time shall be the bylaws of the Surviving Corporation (the “Bylaws”), until thereafter amended in accordance with the provisions provided therein or applicable law.
ARTICLE III
Officers, Directors, Committees, and Corporate Policies of the Surviving Corporation

SECTION 3.1.   Officers.   The officers of the Company at the Effective Time shall, from and after the Effective Time, become the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Articles of Incorporation and the Bylaws.
SECTION 3.2.   Directors.   The board of directors of the Surviving Corporation effective as of, and immediately following, the Effective Time shall consist of all of the directors of the Company immediately prior to the Effective Time, each to serve in such capacity until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Articles of Incorporation and the Bylaws.
SECTION 3.3.   Committees.   Each committee of the board of directors of the Company existing immediately prior to the Effective time shall, effective as of, and immediately following, the Effective Time, become a committee of the board of directors of the Surviving Corporation, consisting of the members of such committee of the Company immediately prior to the Effective Time and governed by the charter of such committee of the Company in existence immediately prior to the Effective Time, which charter shall, at the Effective Time, become the charter of such committee of the Surviving Corporation except that the governing law thereof shall be, from and after the Effective Time, the law of Nevada. Each member of a committee of the board of directors of the Surviving Corporation shall serve in such capacity until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal in accordance with the applicable committee charter and the Bylaws.
SECTION 3.4.   Corporate Policies.   The corporate policies of the Surviving Corporation, including, without limitation, its code of business conduct, corporate governance guidelines, insider trading, conflict policies and director independence guidelines, effective as of, and immediately following, the Effective Time shall consist of the corporate policies, including, without limitation, the code of business conduct, corporate governance guidelines, insider trading, conflict policies and director independence guidelines, of the Company immediately prior to the Effective Time.
ARTICLE IV
Effect of the Merger on Capital Stock; Certificates
SECTION 4.1.   Effect of Merger on Capital Stock.   At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, NewCo or the stockholders of the Company:
(a)   Each share of common stock, par value $0.001, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time, other than shares canceled pursuant to Section 4.1(f) of this Agreement, shall be converted (without the surrender of stock certificates or any other action by NewCo, the Company or the stockholders of the Company) into one fully paid and non-assessable share of common stock, par value $0.001, of the Surviving Corporation (“Surviving Corporation Common Stock”), and all shares of Company Common Stock shall be canceled and retired and shall cease to exist.
(b)   [Reserved]
(c)   [Reserved]
(d)   With respect to the number of shares of Company Common Stock reserved for issuance upon exercise of warrants, convertible securities or other securities of the Company, as the case may be, an equal number of shares of Surviving Corporation Common Stock shall be so reserved.
(e)   With respect to the number of shares of Company Common Stock reserved for issuance under the Company’s equity compensation plans (including all amendments or modifications, collectively, the “Plans”), an equal number of shares of Surviving Corporation Common Stock shall be so reserved. The Surviving Corporation shall assume the sponsorship of the Plans, the rights and obligations of the Company thereunder, and the rights and obligations of the Company under all award agreements evidencing any award issued under any Plan or any inducement award with respect to Company Common Stock (including all amendments and modifications, collectively, the “Award Agreements”), in each case in accordance with the terms thereof and applicable law. Each equity-based award with respect to Company Common Stock issued and outstanding immediately prior to the Effective Time that was granted pursuant to the Plans and the Award Agreements (an “Equity Award”) shall be converted into a corresponding equity-based award with respect to the number of shares of Surviving Corporation Common Stock equal to the number of shares of Company Common Stock underlying such Equity Award at the Effective Time, in accordance with the terms of the applicable Plan and Award Agreement. Such converted equity-based award shall be subject to the same terms and conditions applicable to the corresponding Equity Award prior to the conversion, including any vesting and forfeiture conditions. Further, none of the execution of this Agreement, the Reincorporation Merger or other transaction contemplated herein is intended, or shall be deemed, to constitute a “Change in Control” (or term of similar import) under any Plan, Award Agreement, employment agreement or other employee benefit plan of the Company or its affiliates.
(f)   Each share of common stock, par value $0.001, of NewCo registered in the name of the Company shall be reacquired by the Surviving Corporation and canceled and retired, and shall resume the status of authorized and unissued Surviving Corporation Common Stock. No shares of Surviving Corporation Common Stock or other securities of the Surviving Corporation shall be issued in respect thereof.
SECTION 4.2.   Certificates.   At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of Company Common Stock (other than shares canceled pursuant to Section 4.1(e) of this Agreement), or options, warrants or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent a number of shares of Surviving Corporation Common Stock, as the case be, equal to the number of shares of Company Common Stock represented thereby or that were acquirable pursuant to such Company options, warrants or other securities of the Surviving Corporation, as the case may be, into which the shares of Company Common Stock, or options, warrants or other securities of the Company represented by such certificates shall have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Surviving Corporation Common Stock or options, warrants or other securities of the Surviving Corporation, as the case may be, evidenced by such outstanding certificate, as above provided.
ARTICLE V
Conditions
SECTION 5.1.   Conditions to the Obligations of Each Party.   The respective obligation of each party hereto to effectuate the Reincorporation Merger is subject to satisfaction of the following conditions:
(a)   the holders of a majority of the outstanding shares of Company Common Stock shall have adopted this Agreement in accordance with applicable law and the certificate of incorporation and bylaws of the Company prior to the Effective Time; and
(b)   any and all consents, approvals, authorizations or permits, filings or notifications deemed in the sole discretion of the Company to be material to the consummation of the Reincorporation Merger (“Required Consents”) shall have been obtained and shall be in full force and effect, including, without limitation, (i) consents, registrations, approvals, findings of suitability, licenses, declarations, notifications or filings required to be made, given or obtained under applicable laws, rules and regulations in connection with this Agreement or the consummation of the Reincorporation Merger; provided, however, that either of the parties hereto may waive this condition (b), in its sole discretion to the extent permitted by law, with respect to any and all Required Consents.
ARTICLE VI
Termination
SECTION 6.1.   Termination.   This Agreement may be terminated and the Reincorporation Merger may be abandoned at any time prior to the Effective Time, whether before or after the adoption of this

Agreement by the holders of Company Common Stock referred to in Section 5.1, if the board of directors of the Company determines for any reason that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company and its stockholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or NewCo, or any of their respective stockholders, directors or officers.
ARTICLE VII
Miscellaneous and General
SECTION 7.1.   Modification or Amendment.   Subject to the provisions of applicable laws, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the adoption of this Agreement by the holders of Company Common Stock shall not (a) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares of the Company, (b) alter or change any provision of the Articles of Incorporation or the bylaws of the Surviving Corporation that will become effective immediately following the Reincorporation Merger other than as provided herein or (c) alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of capital stock of either of the parties hereto.
SECTION 7.2.   Counterparts.   This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.
SECTION 7.3.   Governing Law.   This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of Nevada, without regard to the conflicts of law principles thereof to the extent that such principles would direct a matter to another jurisdiction.
SECTION 7.4.   Entire Agreement.   This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.
SECTION 7.5.   No Third-Party Beneficiaries.   This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.
SECTION 7.6.   Severability.   The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
SECTION 7.7.   Headings.   The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.
[Signature page follows]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.
Rezolute, Inc.

Nevan Elam
Chief Executive Officer
Rezolute Nevada Merger Company

Nevan Elam
Chief Executive Officer

Appendix D
ARTICLES OF INCORPORATION
(FORM OF)
CERTIFCATE OF
AMENDED AND RESTATED
ARTICLES OF INCORPORATION OF
REZOLUTE NEVADA MERGER COMPANY
Pursuant to the provisions of Nevada Revised Statutes 78.390 and 78.403, the undersigned officer of Rezolute Nevada Merger Company, a Nevada corporation, does hereby certify as follows:
A.   The Agreement and Plan of Merger, dated as of                   by and between Rezolute, Inc., a Delaware corporation (the “Company”), and Rezolute Nevada Merger Company, a Nevada corporation (the “Merger Agreement”) provides for the amendment and restatement of the corporation’s articles of incorporation as set forth below.
B.   The Merger Agreement, and the amendment and restatement of the corporation’s articles of incorporation (including the change of the name of the corporation) contemplated thereby and as set forth below, have been duly approved by the board of directors and the sole stockholder of the corporation, which is sufficient for approval thereof. The board of directors and sole stockholder have determined and declared such amendment and restatement to be advisable, fair to and in the best interests of the corporation.
C.   This certificate sets forth the text of the articles of incorporation of the corporation, as amended and restated in their entirety to this date as follows:
AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
REZOLUTE, INC.
FIRST:   The name of the corporation is Rezolute, Inc. (the “Corporation”).
SECOND:   The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.
THIRD:   The Corporation is formed for the purpose of engaging in any lawful activity for which corporations may be organized under the laws of the State of Nevada.
FOURTH:
A.   Designation and Number of Shares.
The total number of shares of all classes of stock which the Corporation shall have the authority to issue is Forty Million Four Hundred Thousand (40,400,000) shares, consisting of Forty Million (40,000,000) shares of common stock, par value $0.001 per share (the “Common Stock”), and Four Hundred Thousand (400,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).
The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock designation.
B.   Preferred Stock.
1.   The shares of Preferred Stock are hereby authorized to be issued from time to time in one or more series, the shares of each series to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions as are specified in the resolution or resolutions adopted by the board of directors of the Corporation (the “Board of Directors”) providing for the issue thereof. Such Preferred Stock may be convertible into, or exchangeable for, at the option of either the holder or the Corporation or upon the happening of a specified event, shares of any other class or classes or any other series of the same or any other class or classes of capital stock of the Corporation at such price or prices or at such rate or rates of exchange and with such adjustments as shall be stated and expressed in these Articles of Incorporation, as amended from time to time (these “Articles of Incorporation”) or in the resolution or resolutions adopted by the Board of Directors providing for the issue thereof.
2.   Authority is hereby expressly granted to the Board of Directors to fix from time to time, by resolution or resolutions providing for the establishment and/or issuance of any series of Preferred Stock, the designation and number of the shares of such series and the powers, preferences and rights of such series, and the qualifications, limitations or restrictions thereof, to the fullest extent such authority may be conferred upon the Board of Directors under Nevada Revised Statutes. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law.
C.   Common Stock.
1.   Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor if, as and when determined by the Board of Directors in their sole discretion, subject to provisions of law, any provision of this Restated Certificate of Incorporation, as amended from time to time, and subject to the relative rights and preferences of any shares of Preferred Stock authorized, issued and outstanding hereunder. The term “Restated Articles of Incorporation” as used herein shall mean the Restated Articles of Incorporation of the Corporation as amended from time to time.
2.   Voting. The holders of the Common Stock are entitled to one vote for each share held; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Restated Articles of Incorporation (including any certificate of designation relating to Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Restated Articles of Incorporation (including any certificate of designation relating to Preferred Stock).
FIFTH:   The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:
A.   The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Restated Articles of Incorporation or the Bylaws of the Corporation as in effect from time to time, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.
B.   The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.
C.   Subject to the rights of the holders of any series of Preferred Stock then outstanding, any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of stockholders of the Corporation and not by written consent.
D.   Special meetings of the stockholders may only be called by the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board. For the purposes of this Restated Articles of Incorporation, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.
SIXTH:
A.   Subject to the rights of the holders of shares of any series of Preferred Stock then outstanding to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board.

B.   The directors, other than those who may be elected by the holders of shares of any series of Preferred Stock under specified circumstances, shall be divided into three classes, with the term of office of the first class to expire at the first annual meeting of stockholders following the initial classification of directors, the term of office of the second class to expire at the second annual meeting of stockholders following the initial classification of directors, and the term of office of the third class to expire at the third annual meeting of stockholders following the initial classification of directors. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire, other than directors elected by the holders of any series of Preferred Stock under specified circumstances, shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election and until their successors are duly elected and qualified. The Board of Directors is authorized to assign members of the Board already in office to such classes as it may determine at the time the classification of the Board of Directors pursuant to this Restated Articles of Incorporation becomes effective.
C.   Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office even though less than a quorum, or by a sole remaining director, and not by stockholders, and directors so chosen shall serve for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been chosen expires or until such director’s successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.
D.   Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.
E.   Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time only for cause and only by the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote at an election of directors, voting together as a single class.
SEVENTH:   The Board of Directors is expressly empowered to adopt, amend or repeal Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation; provided, that in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Restated Articles of Incorporation, the affirmative vote of the holders of at least Fifty percent (50%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of the Bylaws of the Corporation.
EIGHTH:
A.   Each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, or trustee of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “lndemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer or trustee or in any other capacity while serving as a director, officer or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the Nevada Revised Statutes , as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith; provided, however, that, except as provided in Paragraph C of this Article EIGHTH with respect to proceedings to enforce rights to indemnification or an advancement of expenses or as otherwise required by law, the Corporation shall not be required to indemnify or advance expenses to any such Indemnitee in connection with a proceeding (or part thereof) initiated by such Indemnitee unless such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.
B.   In addition to the right to indemnification conferred in Paragraph A of this Article EIGHTH, an lndemnitee shall also have the right to be paid by the Corporation the expenses (including attorney’s fees) incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if Nevada Revised Statutes requires, an advancement of expenses incurred by an Indemnitee in his capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such lndemnitee is not entitled to be indemnified for such expenses under this Paragraph B or otherwise.
C.   If a claim under Paragraph A or B of this Article EIGHTH is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall also be entitled to be paid the expenses of prosecuting or defending such suit. In (i) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Indemnitee has not met any applicable standard for indemnification set forth in the Nevada Revised Statutes . Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indernnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the Nevada Revised Statutes , nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indernnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article EIGHTH or otherwise shall be on the Corporation.
D.   The rights to indemnification and to the advancement of expenses conferred in this Article EIGHTH shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation’s Articles of Incorporation as amended from time to time, the Corporation’s Bylaws, any agreement, any vote of stockholders or disinterested directors or otherwise.
E.   The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Nevada Revised Statutes .
F.   The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article EIGHTH with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.
G.   The rights conferred upon Indemnitees in this Article EIGHTH shall be contract rights and such rights shall continue as to an Indernnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article EIGHTH that adversely affects any right of an Indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to any such amendment, alteration or repeal.
H.   If any word, clause, provision or provisions of this Article EIGHTH shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Article EIGHTH (including, without limitation, each portion of any section of this Article EIGHTH containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Article EIGHTH (including, without limitation, each such portion of any section of this Article EIGHTH containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.
NINTH:   No director shall be personally liable to the Corporation or its stockholders for any monetary damages for breaches of fiduciary duty as a director; provided that this provision shall not eliminate or limit the liability of a director, to the extent that such liability is imposed by applicable law, (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 or successor provisions of the Nevada Revised Statutes ; or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the Nevada Revised Statutes is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by Nevada Revised Statues, as so amended. All references in this Article NINTH to a director shall also be deemed to refer to any such director acting in his or her capacity as a Continuing Director (as defined in Article ELEVENTH).
TENTH:   The Corporation reserves the right to amend or repeal any provision contained in this Restated Articles of Incorporation in the manner prescribed by the Nevada Revised Statutes and all rights conferred upon stockholders are granted subject to this reservation, provided that in addition to the vote of the holders of any class or series of stock of the Corporation required by law or by this Restated Articles of Incorporation, the affirmative vote of the holders of shares of voting stock of the Corporation representing at least eighty percent (80%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter or repeal, or adopt any provision inconsistent with, Articles FIFITH, SIXTH, SEVENTH, EIGHTH, NINTH, this Article TENTH and Article ELEVENTH of this Restated Articles of Incorporation.
ELEVENTH:   The Board of Directors is expressly authorized to cause the Corporation to issue rights pursuant to Nevada Revised Statutes and, in that connection, to enter into any agreements necessary or convenient for such issuance, and to enter into other agreements necessary and convenient to the conduct of the business of the Corporation. Any such agreement may include provisions limiting, in certain circumstances, the ability of the Board of Directors of the Corporation to redeem the securities issued pursuant thereto or to take other action thereunder or in connection therewith unless there is a specified number or percentage of Continuing Directors then in office. Pursuant to Nevada Revised Statutes, the Continuing Directors shall have the power and authority to make all decisions and determinations, and exercise or perform such other acts that any such agreement provides that such Continuing Directors shall make, exercise or perform. For purposes of this Article ELEVENTH and any such agreement, the term, “Continuing Directors,” shall mean (I) those directors who were members of the Board of Directors of the Corporation at the time the Corporation entered into such agreement and any director who subsequently becomes a member of the Board of Directors, if such director’s nomination for election to the Board of Directors is recommended or approved by the majority vote of the Continuing Directors then in office or (2) such members of the Board of Directors designated in, or in the manner provided in, such agreement as Continuing Directors.
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IN WITNESS WHEREOF, the undersigned officer has executed this Amended and Restated Articles of Incorporation of Rezolute, Inc. as of                  , 20      .
REZOLUTE, INC

By:
Its:

Appendix E
REZOLUTE, INC.
BYLAWS
(effective            , 2021)
ARTICLE I — STOCKHOLDERS
Section 1.   Annual Meeting.
An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the Board of Directors shall fix. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but instead shall be held solely by means of remote communication as provided under Chapter 78 of Nevada Revised Statutes (as hereafter amended from time to time, the “Nevada Corporation Law”).
Section 2.   Special Meetings.
Special meetings of the stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution adopted by a majority of the Authorized Board. For the purposes of these Restated Bylaws (hereinafter referred to herein as these “Bylaws”), the term “Authorized Board” shall mean the total number of authorized directors whether or not there exist any vacancies on the Board of Directors. Special meetings of the stockholders may be held at such place within or without the State of Nevada as may be stated in such resolution. The Board of Directors or the officer of the Corporation calling the meeting may, in its, his or her sole discretion, determine that the meeting shall not be held at any place, but instead shall be held solely by means of remote communication as provided under the Nevada Corporation Law.
Section 3.   Notice of Meetings.
Notice of the place, if any, date, and time of all meetings of the stockholders, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given, not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law (meaning hereinafter as required from time to time by the Nevada Corporation Law or the Articles of Incorporation of the Corporation, as amended and restated from time to time).
When a meeting is adjourned to another place, if any, date or time, notice need not be given of the adjourned meeting if the place, if any, date and time thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date originally designated for the meeting in the notice, or if a new record date is fixed for the adjourned meeting, notice of the place, if any, date, and time of the adjourned meeting, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.
Section 4.   Quorum.
At any meeting of the stockholders, the holders of a majority of the voting power of all of the shares of the stock entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law or by rules of any stock exchange upon which the Corporation’s securities are listed. Where a separate vote by a class or classes is required, a majority of the voting power of the shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter.
If a quorum shall fail to attend any meeting, the chairman of the meeting may adjourn the meeting to another place, if any, date, or time.
Section 5.   Organization and Conduct of Business.
The Chairman of the Board of Directors or, in his or her absence, the Chief Executive Officer of the Corporation or, in his or her absence, the President of the Corporation or, in his or her absence, such person as the Board of Directors may have designated, shall call to order any meeting of the stockholders and shall preside at and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints. The chairman of any meeting of the stockholders shall determine the order of business and the procedures at the meeting, including such regulation of the manner of voting and the conduct of discussion as he or she deems to be appropriate. The chairman of any meeting of the stockholders shall have the power to adjourn the meeting to another place, if any, date and time. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.
Section 6.   Notice of Stockholder Business and Nominations.
A.   Annual Meetings of Stockholders.
Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of the stockholders (a) pursuant to the Corporation’s notice of meeting or proxy materials with respect to such meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Section, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section.
B.   Special Meetings of Stockholders.
Only such business shall be conducted at a special meeting of the stockholders as shall have been included in the notice of meeting given pursuant to Section 2 above. The notice of such special meeting shall include the purpose for which the meeting is called. Nominations of persons for election to the Board of Directors may be made at a special meeting of the stockholders at which directors are to be elected (a) by or at the direction of the Board of Directors or (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section.
C.   Certain Matters Pertaining to Stockholder Business and Nominations.
(1)   For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph A of this Section or a special meeting pursuant to paragraph B of this Section, (1) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, (2) such other business must otherwise be a proper matter for stockholder action under the Nevada Corporation Law, (3) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the Corporation with a Solicitation Notice, as that term is defined in this paragraph, such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the Corporation’s voting shares reasonably believed by such stockholder or beneficial owner to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder or beneficial owner, and must, in either case, have included in such materials the Solicitation Notice and (4) if no Solicitation Notice relating thereto has been timely provided pursuant to this Section, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section.
To be timely, a stockholder’s notice pertaining to an annual meeting shall be delivered to the Secretary at the principal executive offices of the Corporation not less than ninety (90) or more than one-hundred and twenty (120) days prior to the first anniversary of the date of the preceding year’s annual meeting (the “Anniversary”); provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than thirty (30) days after the Anniversary, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one-hundred and twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. Such stockholder’s notice for an annual meeting or a special meeting shall set forth and include:
(a)   as to each person whom the stockholder proposes to nominate for election or reelection as a director:
(i)   all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);
(ii)   a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act of 1933, as amended, if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant;
(iii)   to the extent known by the stockholder or the beneficial owner, the name and address of any other securityholder of the Corporation who owns, beneficially or of record, any securities of the Corporation and who supports any nominee proposed by such stockholder or beneficial owner; and
(iv)   with respect to each nominee for election or reelection to the Board of Directors, a completed and signed questionnaire, representation and agreement required by paragraph D of this Article.
(b)   as to any other business that the stockholder or beneficial owner proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, including the text of any resolutions proposed for consideration, the reasons for conducting such business at the meeting, any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and to the extent known by the stockholder or beneficial owner, the name and address of any other securityholder of the Corporation who owns, beneficially or of record, any securities of the Corporation and who supports any matter such stockholder or beneficial owner intends to propose; and
(c)   as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:
(i)   the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner;
(ii)   (A) the class or series and number of shares of the Corporation which are, directly or indirectly, owned beneficially and of record by such stockholder and such beneficial owner,

(B) any option, warrant, convertible security, restricted stock unit, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such stockholder and such beneficial owner, if any, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (C) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder and beneficial owner, if any, has a right to vote any shares of any security of the Corporation, (D) any short interest in any security of the Corporation (for purposes of these Bylaws, a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the Corporation owned beneficially and of record by such stockholder that are separated or separable from the underlying shares of the Corporation, (F) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, or held, directly or indirectly, by a limited liability company in which such stockholder is a member or manager or directly or indirectly owns in interest in such member or manager, and (G) any performance- related fees (other than an asset-based fee) that such stockholder is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such stockholder’s immediate family sharing the same household (which information shall be supplemented by such stockholder and beneficial owner, if any, not later than ten (10) days after the record date for the meeting to disclose such ownership as of the record date; provided that if such date is after the date of the meeting, not later than the day prior to the meeting);
(iii)   any other information relating to such stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Regulation 14A under the Exchange Act and the rules and regulations promulgated thereunder;
(iv)   a description of all agreements, arrangements and understandings between such stockholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and beneficial owner, if any; and
(v)   a statement whether or not either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a percentage of the Corporation’s voting shares that such stockholder or beneficial owner reasonably believes to be sufficient to elect such nominee or nominees (an affirmative statement of such intent being referred to herein as a “Solicitation Notice”).
(2)   Notwithstanding anything in the second sentence of paragraph C(1) of this Section to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least fifty-five (55) days prior to the Anniversary (or, if the annual meeting is held more than thirty (30) days before or thirty (30) days after the Anniversary, at least fifty-five (55) days prior to such annual meeting), a stockholder’s notice required by this Section shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.
(3)   In the event the Corporation calls a special meeting of the stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph C(1) of this Section shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the ninetieth (90th) day prior to such special meeting nor later than the close of business on the later of the sixtieth (60th) day prior to such special meeting, or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.
D.   General.
(1)   Only such persons who are nominated in accordance with the procedures set forth in this Section shall be eligible to serve as directors and only such business shall be conducted at a meeting of the stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section. Except as otherwise provided by law or these Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance herewith, to declare that such defective proposal or nomination shall be disregarded.
(2)   For purposes of this Section, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or successor entity or comparable national news service or in a document publicly filed by the Corporation with the U.S. Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.
(3)   Notwithstanding the foregoing provisions of this Section, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section shall be deemed to affect any rights (i) of the stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock of the Corporation to elect directors under specified circumstances.
(4)   In addition to the requirements set forth elsewhere in these Bylaws, to be eligible to be a nominee for election or reelection as a director of the Corporation, a person must deliver, in accordance with the time periods prescribed for delivery of notice under Section 6(C)(1) of this Article, to the Secretary of the Corporation at the principal executive offices of the Corporation a completed and signed questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (B) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (iii) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with, applicable law and all applicable publicly disclosed corporate governance, code of conduct and ethics, conflict of interest, corporate opportunities, trading and any other policies and guidelines of the Corporation applicable to its directors.

(5)   Notwithstanding the foregoing provisions of this Section, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of the stockholders of the Corporation to make his, her or its nomination or propose any other matter, such nomination shall be disregarded and such other proposed matter shall not be transacted, even if proxies in respect of such vote have been received by the Corporation. For purposes of this Section, to be considered a “qualified representative” of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of the stockholders, and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the commencement of the meeting of the stockholders.
Section 7.   Proxies and Voting.
At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this Section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.
All voting, including on the election of directors but excepting where otherwise required by law, may be by voice vote. Any vote not taken by voice shall be taken by ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. The Corporation may, and to the extent required by law, shall, in advance of any meeting of the stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of the stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability. Every vote taken by ballots shall be counted by a duly appointed inspector or inspectors.
Except as otherwise provided in the terms of any class or series of Preferred Stock of the Corporation, all elections at any meeting of the stockholders shall be determined by a plurality of the votes cast, and except as otherwise required by law, these Bylaws or the rules of any stock exchange upon which the Corporation’s securities are listed, all other matters determined by stockholders at a meeting shall be determined by a majority of the votes cast affirmatively or negatively.
Section 8.   Action Without Meeting.
Any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of the stockholders of the Corporation and may not be effected by written consent.
Section 9.   Stock List.
A complete list of the stockholders entitled to vote at any meeting of the stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder for a period of at least ten (10) days prior to the meeting in the manner provided by law.
The stock list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law. Such list shall presumptively determine the identity of the stockholders entitled to examine such stock list and to vote at the meeting and the number of shares held by each of them.

ARTICLE II — BOARD OF DIRECTORS
Section 1.   General Powers, Number, Election, Tenure, Qualification and Chairman.
A.   The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors.
B.   Subject to the rights of the holders of any series of Preferred Stock of the Corporation then outstanding to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Authorized Board.
C.   Subject to the rights of the holders of shares of any series of Preferred Stock of the Corporation then outstanding to elect additional directors under specified circumstances, the Board of Directors of the Corporation shall be divided into three classes, with the term of office of the first class to expire at the first annual meeting of the stockholders following the initial classification of directors, the term of office of the second class to expire at the second annual meeting of the stockholders, following the initial classification of directors, and the term of office of the third class to expire at the third annual meeting of the stockholders following the initial classification of directors. At each annual meeting of the stockholders, directors elected to succeed those directors whose terms expire, other than directors elected by the holders of any series of Preferred Stock of the Corporation, shall be elected for a term of office to expire at the third succeeding annual meeting of the stockholders after their election and until their successors are duly elected and qualified. The Board of Directors is authorized to assign members of the Board already in office to such classes as it may determine at the time the classification of the Board of Directors becomes effective.
D.   The Chairman of the Board and any Vice Chairman appointed to act in the absence of the Chairman, if any, shall be elected by and from the Board of Directors. The Chairman of the Board shall preside at all meetings of the Board of Directors and stockholders at which he or she is present and shall have such authority and perform such duties as may be prescribed by these Bylaws or from time to time be determined by the Board of Directors.
Section 2.   Vacancies and Newly Created Directorships.
Subject to the rights of the holders of any series of Preferred Stock of the Corporation then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a resolution of a majority of the directors then in office even though less than a quorum, or by a sole remaining director and not by the stockholders, and directors so chosen shall serve for a term expiring at the annual meeting of the stockholders at which the term of office of the class to which they have been chosen expires or until such director’s successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board of Directors until the vacancy is filled.
Section 3.   Resignation and Removal.
Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation at its principal place of business or to the Chairman of the Board, Chief Executive Officer, President or Secretary of the Corporation. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event. Subject to the rights of the holders of any series of Preferred Stock of the Corporation then outstanding, any director, or the entire Board of Directors, may be removed from office at any time only for cause and only by the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the then outstanding shares of the Corporation then entitled to vote at an election of directors, voting together as a single class.
Section 4.   Regular Meetings.
Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

Section 5.   Special Meetings.
Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors or the Chief Executive Officer, and shall be called by the Secretary if requested by a majority of the Authorized Board, and shall be held at such place, on such date, and at such time as he or she or they shall fix. Notice of the place, date, and time of each such special meeting shall be given to each director by whom it is not waived by mailing written notice not less than five (5) days before the meeting or orally, by telegraph, telex, cable, telecopy or electronic transmission given not less than twenty-four (24) hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.
Section 6.   Quorum.
At any meeting of the Board of Directors, a majority of the total number of the Authorized Board shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.
Section 7.   Action by Consent.
Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors may be taken without notice and without a meeting, if all members of the Board consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
Section 8.   Participation in Meetings By Conference Telephone.
Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.
Section 9.   Conduct of Business.
At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Board may from time to time determine, and all matters shall be determined by a resolution of a majority of the directors present, except as otherwise provided herein or required by law.
Section 10.   Powers.
The Board of Directors may, except as otherwise required by law, exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, including, without limiting the generality of the foregoing, the unqualified power:
(1)
to declare dividends from time to time in accordance with law;

(2)
to purchase or otherwise acquire any property, rights or privileges on such terms as it shall determine;

(3)
to authorize the creation, making and issuance, in such form as it may determine, of written obligations of every kind, negotiable or non-negotiable, secured or unsecured, to borrow funds and guarantee obligations, and to do all things necessary in connection therewith;

(4)
to remove any officer of the Corporation with or without cause, and from time to time to devolve the powers and duties of any officer upon any other person for the time being;

(5)
to confer upon any officer of the Corporation the power to appoint, remove and suspend subordinate officers, employees and agents;

(6)
to adopt from time to time such stock, option, stock purchase, bonus or other compensation plans for directors, officers, employees, consultants and agents of the Corporation and its direct or indirect subsidiaries as it may determine;
(7)
to adopt from time to time such insurance, retirement, and other benefit plans for directors, officers, employees and agents of the Corporation and its direct or indirect subsidiaries as it may determine; and,

(8)
to adopt from time to time regulations, not inconsistent with these Bylaws, for the management of the Corporation’s business and affairs.

Section 11.   Compensation of Directors.
Unless otherwise restricted by the Articles of Incorporation, the Board of Directors shall have the authority to fix the compensation of the directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or paid a stated salary or paid other compensation as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed compensation for attending committee meetings.
ARTICLE III — COMMITTEES
Section 1.   Committees of the Board of Directors.
The Board of Directors, by a resolution of a majority of the Board of Directors, may from time to time designate committees of the Board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in a resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation to the fullest extent authorized by law. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by resolution unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.
Section 2.   Conduct of Business.
Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third (1/3) of the members of any committee shall constitute a quorum unless the committee shall consist of one (1) or two (2) members, in which event one (1) member shall constitute a quorum; and all matters shall be determined by a resolution of a majority of the members present. Action may be taken by any committee without notice and without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of the proceedings of such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
ARTICLE IV — OFFICERS
Section 1.   Enumeration.
The officers of the Corporation shall consist of a Chief Executive Officer, President, Chief Financial Officer, Treasurer, Secretary and such other officers as the Board of Directors or the Chief Executive Officer may determine, including, but not limited to, one or more Vice Presidents, Assistant Treasurers and Assistant

Secretaries. The salaries of officers elected by the Board of Directors shall be fixed from time to time by the Board of Directors or by such officers as may be designated by resolution of the Board of Directors.
Section 2.   Election.
The Chief Executive Officer, President, Chief Financial Officer, Treasurer and the Secretary shall be elected annually by the Board of Directors at their first meeting following the annual meeting of the stockholders. The Board of Directors or the Chief Executive Officer, may, from time to time, elect or appoint such other officers as it or he or she may determine, including, but not limited to, one or more Vice Presidents, Assistant Treasurers and Assistant Secretaries.
Section 3.   Qualification.
No officer need be a director. Two or more offices may be held by any one person. If required by a resolution of the Board of Directors, an officer shall give bond to the Corporation for the faithful performance of his or her duties, in such form and amount and with such sureties as the Board of Directors may determine. The premiums for such bonds shall be paid by the Corporation.
Section 4.   Tenure and Removal.
Each officer elected or appointed by the Board of Directors shall hold office until the first meeting of the Board of Directors following the next annual meeting of the stockholders and until his or her successor is elected or appointed and qualified, or until he or she dies, resigns, is removed or becomes disqualified, unless a shorter term is specified in the resolution electing or appointing said officer. Each officer appointed by the Chief Executive Officer shall hold office until his or her successor is elected or appointed and qualified, or until he or she dies, resigns, is removed or becomes disqualified, unless a shorter term is specified by any agreement or other instrument appointing such officer. Any officer may resign by notice given in writing or by electronic transmission of his or her resignation to the Chief Executive Officer, the President, or the Secretary, of the Corporation or to the Board of Directors at a meeting of the Board. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event. Any officer elected or appointed by the Board of Directors may be removed from office with or without cause only by a resolution of a majority of the directors. Any officer appointed by the Chief Executive Officer may be removed with or without cause by the Chief Executive Officer or by a resolution of a majority of the directors then in office.
Section 5.   Chief Executive Officer.
The Chief Executive Officer shall be the chief executive officer of the Corporation and shall, subject to the direction of the Board of Directors, have the responsibility for the general management and control of the day-to-day business and affairs of the Corporation. Unless otherwise provided by resolution of the Board of Directors, in the absence of the Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the stockholders and, if a director, meetings of the Board of Directors. The Chief Executive Officer shall have general supervision and direction of all of the other officers (other than the Chairman of the Board or any Vice Chairman of the Corporation), employees and agents of the Corporation. The Chief Executive Officer shall also have the power and authority to determine the duties of all officers, employees and agents of the Corporation, shall determine the compensation of any officers whose compensation is not established by the Board of Directors and shall have the power and authority to sign all contracts and other instruments of the Corporation which are authorized.
Section 6.   President.
Except for meetings at which the Chief Executive Officer or the Chairman of the Board, if any, presides, the President shall, if present, preside at all meetings of the stockholders, and if a director, at all meetings of the Board of Directors. The President shall, subject to the control and direction of the Chief Executive Officer and the Board of Directors, have and perform such powers and duties as may be prescribed by these Bylaws or from time to time be determined by the Chief Executive Officer or the Board of Directors. The President shall have power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized. In the absence of a Chief Executive Officer, the President shall be the chief executive officer of the

Corporation and shall, subject to the direction of the Board of Directors, have responsibility for the general management and control of the day-to-day business and affairs of the Corporation and shall have general supervision and direction of all of the officers (other than the Chairman of the Board or any Vice Chairman or the Chief Executive Officer of the Corporation), employees and agents of the Corporation.
Section 7.   Vice Presidents.
The Vice Presidents, if any, in the order of their election, or in such other order as the Board of Directors or the Chief Executive Officer may determine, shall have and perform the powers and duties of the President (or such of the powers and duties as the Board of Directors or the Chief Executive Officer may determine) whenever the President is absent or unable to act, including the power to sign contracts and other instruments of the Corporation. The Vice Presidents, if any, shall also have such other powers and duties as may from time to time be determined by the Board of Directors or the Chief Executive Officer and shall have the power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized.
Section 8.   Chief Financial Officer, Treasurer and Assistant Treasurers.
The Chief Financial Officer shall, subject to the control and direction of the Board of Directors and the Chief Executive Officer, be the chief financial officer of the Corporation and shall have and perform such powers and duties as may be prescribed in these Bylaws or be determined from time to time by the Board of Directors and the Chief Executive Officer, including the power to sign all contracts and other instruments of the Corporation which are authorized. All property of the Corporation in the custody of the Chief Financial Officer shall be subject at all times to the inspection and control of the Board of Directors and the Chief Executive Officer. The Chief Financial Officer shall have the responsibility for maintaining the financial records of the Corporation. The Chief Financial Officer shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions and of the financial condition of the Corporation. Unless the Board of Directors has designated another person as the Corporation’s Treasurer, the Chief Financial Officer shall also be the Treasurer. Unless otherwise determined by the Board of Directors, the Treasurer (if different than the Chief Financial Officer) and each Assistant Treasurer, if any, shall have and perform the powers and duties of the Chief Financial Officer whenever the Chief Financial Officer is absent or unable to act, and may at any time exercise such of the powers of the Chief Financial Officer, and such other powers and duties, as may from time to time be determined by the Board of Directors, the Chief Executive Officer or the Chief Financial Officer and shall have the power to sign all stock certificates, contracts and instruments of the Corporation which are authorized.
Section 9.   Secretary and Assistant Secretaries.
The Board of Directors or the Chief Executive Officer shall appoint a Secretary and, in his or her absence, one or more Assistant Secretaries. Unless otherwise directed by the Board of Directors, the Secretary or, in his or her absence, any Assistant Secretary shall attend all meetings of the directors and the stockholders and shall record all resolutions of the Board of Directors and votes of the stockholders and minutes of the proceedings at such meetings. The Secretary or, in his or her absence, any Assistant Secretary, shall notify the directors of their meetings, and shall have and perform such other powers and duties as may be prescribed in these Bylaws or as may from time to time be determined by the Board of Directors, including the power to sign contracts and other instruments of the Corporation. If the Secretary or an Assistant Secretary is elected but is not present at any meeting of the Board of Directors or the stockholders, a temporary Secretary may be appointed by the directors or the Chief Executive Officer at the meeting. The Secretary and each Assistant Secretary shall have the power to sign all stock certificates, contracts and instruments of the Corporation which are authorized.
Section 10.   Bond.
If required by the Board of Directors, any officer shall give the Corporation a bond in such sum and with such surety or sureties and upon such terms and conditions as shall be satisfactory to the Board of Directors, including without limitation a bond for the faithful performance of the duties of his office and for the restoration to the Corporation of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control and belonging to the Corporation.
Section 11.   Action with Respect to Securities of Other Corporations.
Unless otherwise directed by the Board of Directors or the Chief Executive Officer, the Chief Executive Officer, the President, the Chief Financial Officer or the Treasurer shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of the stockholders of or with respect to any action of the stockholders of any other corporation in which the Corporation may hold securities and otherwise to exercise any and all rights and powers which the Corporation may possess by reason of its ownership of securities in such other corporation.
ARTICLE V — STOCK
Section 1.   Certificated and Uncertificated Stock.
Shares of the Corporation’s stock may be certificated or uncertificated, as provided under the Nevada Corporation Law, and shall be entered in the books of the Corporation and registered as they are issued. Any certificates representing shares of stock shall be in such form as the Board of Directors shall prescribe, certifying the number and class of shares of stock owned by the stockholder. Any certificates issued to a stockholder of the Corporation shall bear the name of the Corporation and shall be signed by the Chairman of the Board of Directors, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary. Any or all of the signatures on the certificate may be by facsimile.
Section 2.   Transfers of Stock.
Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 4 of this Article of these Bylaws or in the case of uncertificated shares, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor.
Section 3.   Record Date.
In order that the Corporation may determine the stockholders entitled to notice of any meeting of the stockholders, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of any meeting of the stockholders, nor more than sixty (60) days prior to the time for such other action as hereinbefore described. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of the stockholders shall be at the close of business on the day immediately preceding the day on which notice is given or, if notice is waived, at the close of business on the day immediately preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.
A determination of the stockholders of record entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of the stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of the stockholders entitled to vote in accordance with the foregoing provisions of this Section 3 at the adjourned meeting.

Section 4.   Lost, Stolen or Destroyed Certificates.
In the event of the loss, theft or destruction of any certificate of stock, the Corporation may issue a replacement certificate of stock or uncertificated shares in place of any certificate previously issued by the Corporation pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.
Section 5.   Regulations.
The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.
Section 6.   Interpretation.
The Board of Directors shall have the power to interpret all of the terms and provisions of these Bylaws, which interpretation shall be conclusive.
ARTICLE VI — NOTICES
Section 1.   Notices.
If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the Nevada Corporation Law.
Section 2.   Waiver of Notice.
A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance at any meeting shall constitute waiver of notice, except attendance for the express purpose of objecting at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened.
ARTICLE VII — INDEMNIFICATION OF DIRECTORS AND OFFICERS
Section 1.   Right to Indemnification.
Each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, trustee, member or manager of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter referred to as an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, manager, member, partner or trustee or in any other capacity while serving as a director, officer or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights to such Indemnitee than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith; provided, however, that, except as provided in Section 3 of this Article with respect to proceedings to enforce rights to indemnification or as otherwise required by law, the Corporation shall not be required to indemnify or advance expenses to any such Indemnitee in connection with a proceeding (or part thereof) initiated by such Indemnitee unless such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

Section 2.   Right to Advancement of Expenses.
In addition to the right to indemnification conferred in Section 1 of this Article, an Indemnitee shall also have the right to be paid by the Corporation the expenses (including attorney’s fees) incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Nevada Corporation Law requires, an advancement of expenses incurred by an Indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such Indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise.
Section 3.   Right of Indemnitees to Bring Suit.
If a claim under Section 1 or 2 of this Article is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. To the fullest extent permitted by law, if successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall also be entitled to be paid the expenses of prosecuting or defending such suit. In (i) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Indemnitee has not met any applicable standard for indemnification set forth in the Nevada Corporation Law. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the Nevada Corporation Law, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article or otherwise shall be on the Corporation.
Section 4.   Non-Exclusivity of Rights.
The rights to indemnification and to the advancement of expenses conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any law, statute, the Corporation’s Articles of Incorporation as amended from time to time, these Bylaws, any agreement, any vote of the stockholders or resolution of disinterested directors or otherwise.
Section 5.   Insurance.
The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, limited liability company, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Nevada Corporation Law.
Section 6.   Indemnity Agreements.
The Corporation may enter into indemnity agreements with the persons who are members of its Board of Directors from time to time, and with such officers, employees and agents of the Corporation and with such officers, directors, members, managers, partners, employees and agents of any direct or indirect subsidiaries of the Corporation as the Board of Directors may designate, such indemnity agreements to provide in substance that the Corporation will indemnify such persons as contemplated by this Article, and to include any other substantive or procedural provisions regarding indemnification as are not inconsistent with Nevada law. The provisions of such indemnity agreements shall prevail to the extent that they limit or condition or differ from the provisions of this Article.
Section 7.   Indemnification of Employees and Agents of the Corporation.
The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.
Section 8.   Nature of Rights.
The rights conferred upon Indemnitees in this Article shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, member, manager, employee, agent or trustee and shall inure to the benefit of such Indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article that adversely affects any right of an Indemnitee or its successors shall be prospective only and shall not limit, eliminate, or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment, alteration or repeal.
Section 9.   Severability.
If any word, clause, provision or provisions of this Article shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Article (including, without limitation, each portion of any Section of this Article containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Article (including, without limitation, each such portion of any Section of this Article containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.
ARTICLE VIII — CERTAIN TRANSACTIONS
Section 1.   Transactions with Interested Parties.
No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, limited liability company, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction or solely because the votes of such director or officer are counted for such purpose, if:
(a)   The material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by a resolution of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or
(b)   The material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or
(c)   The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders.

Section 2.   Quorum.
Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.
ARTICLE IX — MISCELLANEOUS
Section 1.   Facsimile Signatures.
In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.
Section 2.   Corporate Seal.
The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.
Section 3.   Reliance upon Books, Reports and Records.
Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.
Section 4.   Fiscal Year.
Except as otherwise determined by the Board of Directors from time to time, the fiscal year of the Corporation shall end on the last day of December of each year.
Section 5.   Time Periods.
In applying any provision of these Bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.
Section 6.   Pronouns.
Whenever the context may require, any pronouns used in these Bylaws shall include the corresponding masculine, feminine or neuter forms.
ARTICLE X — FORUM FOR ADJUDICATION
To the fullest extent permitted by law, and unless the Corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada, shall be the sole and exclusive forum for any actions, suits or proceedings, whether civil, administrative or investigative or that assert any claim or counterclaim (a) brought in the name or right of the Corporation or on its behalf, (b) asserting a claim for breach of any fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (c) arising or asserting a claim arising pursuant to any provision of NRS Chapters 78 or 92A or any provision of the Articles of Incorporation or these Bylaws or (d) asserting a claim governed by the internal affairs doctrine. In the event that the Eighth Judicial District Court of Clark County, Nevada does not have jurisdiction over any such action, suit or proceeding, then any other state district court located in the State of Nevada shall be the sole and exclusive forum therefor and in the event that no state district court in the State of Nevada has jurisdiction over any such action, suit or proceeding, then a federal court located within the State of Nevada shall be the sole and exclusive forum therefor. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article X. Notwithstanding the forgoing, this exclusive forum provision shall not apply to litigation arising under the Securities Exchange Act of 1934, as amended.
ARTICLE X — AMENDMENTS
In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to adopt, amend and repeal these Bylaws subject to the power of the holders of capital stock of the Corporation to adopt, amend or repeal the Bylaws; provided, however, that, with respect to the power of holders of capital stock to adopt, amend and repeal Bylaws of the Corporation, notwithstanding any other provision of these Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law, these Bylaws or any Preferred Stock of the Corporation, the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the then-outstanding shares entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of these Bylaws.